Exhibit 99.1

Quarterly Financial Supplement

FOR THE PERIOD ENDED SEPTEMBER 30, 2022

STARBUCKS COFFEE
SMASH BURGER
6807
WING STOP
GOODWILL

RECENT ACQUISITION

SHOPS AT POWER AND BASELINE
MESA, ARIZONA

SITC
LISTED
NYSE

SITE QUARTERLY FINANCIAL SUPPLEMENT FOR THE PERIOD ENDED SEPTEMBER 30, 2022 RECENT ACQUISITION SHOPS AT POWER AND BASELINE MESA, ARIZONA SITC LISTED NYSE

SITE CENTERS COMPANY & PORTFOLIO OVERVIEW SITE Centers is an owner and manager of open-air shopping centers located in suburban, high household income communities. The Company is a self-administered and self-managed REIT operating as a fully integrated real estate company, and is publicly traded on the New York Stock Exchange under the ticker symbol SITC. PORTFOLIO STATISTICS $4.4B ENTERPRISE VALUE 103 WHOLLY - OWNED PROPERTIES $112K AVERAGE HOUSEHOLD INCOME 95% LEASED RATE COMMITTED TO A SUSTAINABLE FUTURE AMERICA’s MOST RESPONSIBLE COMPANIES 2021 Newsweek statista GREEN LEASE LEADER U.S. GREEN BUILDING COUNCIL LEED USGBCTM CORPORATE HQ RENOVATION GOAL GRESB® Bloomberg Gender-Equality Index 2022 PORTFOLIO COMPOSITION Top 5 MSAs by ABR OTHER 67% ATLANTA 8% MIAMI 7% ORLANDO 6% CHICAGO 6% BOSTON 6% ABR by Region* NORTHEAST 18% SOUTHEAST 45% MIDWEST 17% NORTHWEST 2% CALIFORNIA 9% SOUTHWEST 4% MOUNTAIN 5% Retailer Mix LOCAL 12% NATIONAL 88% NOTE: ALL FIGURES AT COMPANY’S SHARE AND AS OF SEPTEMBER 30, 2022. NEW YORK • HONG KONG • ATLANTA • CLEVELAND DENVER • LOS ANGELES • MIAMI • PHOENIX • TAMPA SITC LISTED NYSE SITE

SITE Centers Corp.

SITE Centers Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as the supply of, and demand for, retail real estate space in the area; the impact of e-commerce; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant and the impact of any such event on rental income from other tenants and our properties; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; impairment charges; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements and the Company’s ability to satisfy conditions to the completion of these arrangements; valuation and risks relating to our joint venture investments; the termination of any joint venture arrangements or arrangements to manage real property; property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions or natural disasters in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions or natural disasters; any change in strategy; the impact of pandemics (including the COVID-19 pandemic) and other public health crises; our ability to maintain REIT status; and the finalization of the financial statements for the period ended September 30, 2022. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company's most recent reports on Form 10-K and Form 10-Q. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

SITE Centers Corp.	For additional information:
3300 Enterprise Parkway	Conor Fennerty, EVP and
Beachwood, OH 44122 216-755-5500	Chief Financial Officer

FOR IMMEDIATE RELEASE:

SITE Centers Reports Third Quarter 2022 Operating Results

BEACHWOOD, OHIO, October 25, 2022-- SITE Centers Corp. (NYSE: SITC), an owner of open-air shopping centers in suburban, high household income communities, announced today operating results for the quarter ended September 30, 2022.

“Third quarter results reflect a continuation of year-to-date trends with excellent operational and leasing performance, continued capital recycling and investments in our Convenience thesis, and further strengthening of our balance sheet,” commented David R. Lukes, President and Chief Executive Officer. “Our Company and focused portfolio, clustered in the top sub-markets of the country, remains well positioned with minimal near-term debt maturities and a significant Signed but Not Opened (SNO) pipeline.”

Results for the Quarter

•
Third quarter net income attributable to common shareholders was $63.4 million, or $0.30 per diluted share, as compared to net income of $25.3 million, or $0.12 per diluted share, in the year-ago period.
•
Third quarter operating funds from operations attributable to common shareholders (“Operating FFO” or “OFFO”) was $62.8 million, or $0.29 per diluted share, compared to $61.4 million, or $0.29 per diluted share, in the year-ago period. Third quarter net operating income was higher year-over year driven by base rent growth and the net impact of property acquisitions, partially offset by lower management fees from joint ventures and Retail Value Inc. ("RVI"). Third quarter OFFO results included $0.3 million of net revenue at SITE Centers’ share related to prior periods primarily from cash basis tenants and related reserve adjustments.

Significant Third Quarter and Recent Activity

•
Acquired five convenience shopping centers during the quarter for an aggregate price of $31.4 million, including Parkwood Shops (Atlanta, GA) for $8.4 million and a four-property portfolio (Phoenix, AZ) including Chandler Center, Shops at Power and Baseline, Northsight Plaza and Broadway Center for $23.0 million.
•
Sold 15 shopping centers during the quarter for an aggregate price of $450.6 million ($118.1 million at share), including the Company’s 20% interest in the DDRM Joint Venture Pool A, based on a gross asset value of $387.6 million (at 100%).
•
In September, proceeds from the sale of one wholly-owned property (Columbus, OH) of $35.0 million were used to pay down debt and repurchase 1.6 million of the Company's common shares in open market transactions at an aggregate cost of $20.0 million, or $12.74 per share.
•
Closed a $360 million refinancing of the DDRM Joint Venture's existing mortgage debt. Proceeds from the DDRM joint venture sales (including Pool A) were subsequently applied to repay a portion of the refinanced facility.
•
In August, the Company swapped the recently refinanced $200.0 million unsecured term loan to a fixed rate of 3.8% (3.99% GAAP) through the loan’s maturity in June 2027.

Key Quarterly Operating Results

•
Reported an increase of 1.1% in SSNOI on a pro rata basis for the third quarter of 2022, including redevelopment, as compared to the year-ago period. The third quarter of 2021 SSNOI included $0.9 million of net revenue at SITE Centers’ share related to 2020 primarily from cash basis tenants, which was a 100 basis point headwind to third quarter 2022 SSNOI growth.
•
Generated new leasing spreads of 18.6% and renewal leasing spreads of 5.6%, both on a pro rata basis, for the trailing twelve-month period ended September 30, 2022 and new leasing spreads of 10.8% and renewal leasing spreads of 7.1%, both on a pro rata basis, for the third quarter of 2022.

•
Reported a leased rate of 95.0% at September 30, 2022 on a pro rata basis, compared to 94.4% on a pro rata basis at June 30, 2022 and 92.3% on a pro rata basis at September 30, 2021. The sequential and year-over-year increase was primarily driven by small-shop (less than 10,000 square feet) leasing activity with a 520 basis point increase on a pro rata basis from September 30, 2021.
•
As of September 30, 2022, the SNO spread was 350 basis points, representing $21.7 million of annualized base rent on a pro rata basis as store openings were offset by new leasing activity.
•
Annualized base rent per occupied square foot on a pro rata basis was $19.11 at September 30, 2022, compared to $18.44 at September 30, 2021.

Guidance

The Company has updated its 2022 full-year guidance for net income attributable to common shareholders and Operating FFO per share to include the impact of the third quarter operating results. Impairment charges, gains on sale of assets, transaction and debt extinguishment costs are excluded from guidance. The guidance update is as follows:

Reconciliation of Net Income Attributable to Common Shareholders to FFO and Operating FFO estimates:

	FY 2022E (prior) Per Share – Diluted	FY 2022E (revised) Per Share – Diluted
Net income attributable to Common Shareholders	$0.36 – $0.41	$0.64 – $0.66
Depreciation and amortization of real estate	0.89 – 0.94	0.92 - 0.94
Equity in net (income) of JVs	(0.01) – 0.00	(0.12)
JVs' FFO	0.05 – 0.07	0.04 – 0.05
Impairment of real estate (reported actual)	0.01	0.01
Gain on sale and change in control of interests (reported actual)	(0.21)	(0.21)
Gain on disposition of real estate (reported actual)	(0.02)	(0.15)
FFO (NAREIT)	$1.12 – $1.15	$1.15 – $1.16
Debt extinguishment, transaction and other (reported actual)	0.01	0.01
Operating FFO	$1.13 – $1.16	$1.16 – $1.17

Other key assumptions for 2022 full-year guidance include:

	FY 2022E (prior)	FY 2022E (revised)
Joint Venture fee income	$8.0 – $10.0 million	$10.0 million
RVI fee income	$0.5 – $1.0 million	$1.0 million
SSNOI (1)	(0.25)% – 1.00%	(0.25)% – 1.00%
SSNOI – Adjusted for 2021 Uncollectible Revenue Impact (2)	3.50% – 4.75%	3.50% – 4.75%

(1)
Including redevelopment and approximately $13 million included in Uncollectible Revenue, primarily related to rent received from cash basis tenants, reported in 2021 related to prior periods, which is an approximately 380 basis point headwind to 2022 SSNOI growth.
(2)
Including redevelopment and excluding revenue impact of approximately $13 million included in Uncollectible Revenue, primarily related to rent received from cash basis tenants, reported in 2021 related to prior periods.

About SITE Centers Corp.

SITE Centers is an owner and manager of open-air shopping centers located in suburban, high household income communities. The Company is a self-administered and self-managed REIT operating as a fully integrated real estate company, and is publicly traded on the New York Stock Exchange under the ticker symbol SITC. Additional information about the Company is available at www.sitecenters.com. To be included in the Company’s e-mail distributions for press releases and other investor news, please click here.

Conference Call and Supplemental Information

The Company will hold its quarterly conference call today at 8:30 a.m. Eastern Time. To participate with access to the slide presentation, please visit the Investor Relations portion of SITE's website, ir.sitecenters.com, or for audio only, dial 888-317-6003 (U.S.), 866-284-3684 (Canada) or 412-317-6061 (international) using pass code 4603833 at least ten minutes prior to the scheduled start of the call. The call will also be webcast and available in a listen-only mode on SITE Centers’ website at ir.sitecenters.com. If you are unable to participate during the live call, a replay of the conference call will also be available at ir.sitecenters.com for further review. You may also access the telephone replay by dialing 877-344-7529 (U.S.), 855-669-9658 (Canada) or 412-317-0088 (international) using passcode 8477474 through November 25, 2022. Copies of the Company’s supplemental package and earnings slide presentation are available on the Company’s website.

Non-GAAP Measures

Funds from Operations (“FFO”) is a supplemental non-GAAP financial measure used as a standard in the real estate industry and is a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that both FFO and Operating FFO provide additional indicators of the financial performance of a REIT. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with generally accepted accounting principles in the United States (“GAAP”)), adjusted to exclude (i) preferred share dividends, (ii) gains and losses from disposition of real estate property and related investments, which are presented net of taxes, (iii) impairment charges on real estate property and related investments, (iv) gains and losses from changes in control and (v) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. The Company’s calculation of FFO is consistent with the definition of FFO provided by NAREIT. The Company calculates Operating FFO as FFO excluding certain non-operating charges, income and gains. Operating FFO is useful to investors as the Company removes non-comparable charges, income and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio. Other real estate companies may calculate FFO and Operating FFO in a different manner.

In calculating the expected range for or amount of net (loss) income attributable to common shareholders to estimate projected FFO and Operating FFO for future periods, the Company does not include a projection of gain and losses from the disposition of real estate property, potential impairments and reserves of real estate property and related investments, debt extinguishment costs, certain transaction costs or certain fee income. Other real estate companies may calculate expected FFO and Operating FFO in a different manner.

The Company also uses net operating income (“NOI”), a non-GAAP financial measure, as a supplemental performance measure. NOI is calculated as property revenues less property-related expenses. The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company presents NOI information herein on a same store basis or “SSNOI.” The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income (including reimbursements) and expenses, lease termination income, management fee expense, fair market value of leases and expense recovery adjustments. SSNOI includes assets owned in comparable periods (15 months for quarter comparisons). In addition, SSNOI is presented including activity associated with development and major redevelopment. SSNOI excludes all non-property and corporate level revenue and expenses. Other real estate companies may calculate NOI and SSNOI in a different manner. The Company believes SSNOI at its effective ownership interest provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted above.

FFO, Operating FFO, NOI and SSNOI do not represent cash generated from operating activities in accordance with GAAP, are not necessarily indicative of cash available to fund cash needs and should not be considered as alternatives to net income computed in accordance with GAAP, as indicators of the Company’s operating performance or as alternatives to cash flow as a measure of liquidity. Reconciliations of these non-GAAP measures to their most directly comparable GAAP measures have been provided herein. Reconciliation of the 2022 SSNOI projected growth target to the most directly comparable GAAP financial measure is not provided because the Company is unable to provide such reconciliation without unreasonable effort.

Safe Harbor

SITE Centers Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as the supply of, and demand for, retail real estate space in the area; the impact of e-commerce; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant and the impact of any such event on rental income from other tenants and our properties; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; impairment charges; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements and the Company’s ability to satisfy conditions to the completion of these arrangements; valuation and risks relating to our joint venture investments; the termination of any joint venture arrangements or arrangements to manage real property; property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions or natural disasters in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions or natural disasters; any change in strategy; the impact of pandemics (including the COVID-19 pandemic) and other public health crises; our ability to maintain REIT status; and the finalization of the financial statements for the period ended September 30, 2022. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company's most recent reports on Forms 10-K and 10-Q. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

SITE Centers Corp.

Income Statement: Consolidated Interests

	in thousands, except per share
		3Q22	3Q21	9M22	9M21
	Revenues:
	Rental income (1)	$135,123	$120,569	$401,210	$366,689
	Other property revenues	1,067	514	3,164	1,095
		136,190	121,083	404,374	367,784
	Expenses:
	Operating and maintenance	22,314	18,562	66,528	58,200
	Real estate taxes	20,423	19,160	61,230	58,359
		42,737	37,722	127,758	116,559

	Net operating income	93,453	83,361	276,616	251,225

	Other income (expense):
	Fee income (2)	2,653	13,358	9,471	30,264
	Interest expense	(20,139)	(19,170)	(57,306)	(57,701)
	Depreciation and amortization	(51,179)	(44,669)	(152,564)	(137,446)
	General and administrative (3)	(10,799)	(11,727)	(34,403)	(41,547)
	Other expense, net	(501)	(524)	(2,152)	(1,214)
	Impairment charges	0	0	(2,536)	(7,270)
	Income before earnings from JVs and other	13,488	20,629	37,126	36,311

	Equity in net income of JVs	25,918	1,824	27,468	11,059
	Gain on sale and change in control of interests	228	35	45,554	13,943
	Gain on disposition of real estate, net	26,837	5,871	31,292	6,069
	Tax expense	(258)	(202)	(863)	(1,057)
	Net income	66,213	28,157	140,577	66,325
	Non-controlling interests	(18)	(93)	(55)	(384)
	Net income SITE Centers	66,195	28,064	140,522	65,941
	Write-off of preferred share original issuance costs	0	0	0	(5,156)
	Preferred dividends	(2,789)	(2,789)	(8,367)	(10,867)
	Net income Common Shareholders	$63,406	$25,275	$132,155	$49,918

	Weighted average shares – Basic – EPS	213,846	211,048	213,278	206,918
	Assumed conversion of diluted securities	482	1,143	582	1,156
	Weighted average shares – Basic & Diluted – EPS	214,328	212,191	213,860	208,074

	Earnings per common share – Basic	$0.30	$0.12	$0.62	$0.24
	Earnings per common share – Diluted	$0.30	$0.12	$0.62	$0.24

(1)	Rental income:
	Minimum rents	$89,686	$79,256	$261,849	$236,362
	Ground lease minimum rents	6,733	6,547	20,191	19,407
	Straight-line rent, net	921	687	2,454	456
	Amortization of (above)/below-market rent, net	1,189	897	3,407	2,771
	Percentage and overage rent	797	1,016	3,582	3,349
	Recoveries	33,214	29,441	99,811	90,518
	Uncollectible revenue	(381)	1,083	1,889	8,268
	Ancillary and other rental income	1,619	1,586	4,416	4,427
	Lease termination fees	1,345	56	3,611	1,131

(2)	Fee income:
	JV and other fees	2,528	3,846	8,616	10,817
	RVI fees	125	4,012	470	13,355
	RVI disposition fees	0	5,500	385	6,092

(3)	Mark-to-market adjustment (PRSUs)	0	0	0	(5,589)

SITE Centers Corp.

Reconciliation: Net Income to FFO and Operating FFO

and Other Financial Information

in thousands, except per share
	3Q22	3Q21	9M22	9M21
Net income attributable to Common Shareholders	$63,406	$25,275	$132,155	$49,918
Depreciation and amortization of real estate	49,925	43,283	148,828	133,279
Equity in net income of JVs	(25,918)	(1,824)	(27,468)	(11,059)
JVs' FFO	1,271	5,659	9,469	17,065
Non-controlling interests	18	17	55	49
Impairment of real estate	0	0	2,536	7,270
Gain on sale and change in control of interests	(228)	(35)	(45,554)	(13,943)
Gain on disposition of real estate, net	(26,837)	(5,871)	(31,292)	(6,069)
FFO attributable to Common Shareholders	$61,637	$66,504	$188,729	$176,510
RVI disposition fees	0	(5,500)	(385)	(6,092)
Mark-to-market adjustment (PRSUs)	0	0	0	5,589
Debt extinguishment, transaction, net	341	356	1,643	722
Joint ventures – debt extinguishment and other, net	855	1	858	32
Write-off of preferred share original issuance costs	0	0	0	5,156
Total non-operating items, net	1,196	(5,143)	2,116	5,407
Operating FFO attributable to Common Shareholders	$62,833	$61,361	$190,845	$181,917

Weighted average shares & units – Basic: FFO & OFFO	213,987	211,189	213,419	207,059
Assumed conversion of dilutive securities	341	1,143	441	1,156
Weighted average shares & units – Diluted: FFO & OFFO	214,328	212,332	213,860	208,215

FFO per share – Basic	$0.29	$0.31	$0.88	$0.85
FFO per share – Diluted	$0.29	$0.31	$0.88	$0.85
Operating FFO per share – Basic	$0.29	$0.29	$0.89	$0.88
Operating FFO per share – Diluted	$0.29	$0.29	$0.89	$0.87
Common stock dividends declared, per share	$0.13	$0.12	$0.39	$0.35

Capital expenditures (SITE Centers share):
Redevelopment costs (major and tactical)	4,606	6,143	16,451	12,698
Maintenance capital expenditures	6,480	3,153	16,467	9,449
Tenant allowances and landlord work	13,739	9,763	35,340	27,540
Leasing commissions	1,642	1,838	6,010	4,406
Construction administrative costs (capitalized)	939	805	3,085	2,220

Certain non-cash items (SITE Centers share):
Straight-line rent	906	727	2,611	559
Straight-line fixed CAM	114	149	325	416
Amortization of (above)/below-market rent, net	1,287	993	3,683	3,082
Straight-line ground rent expense	(34)	(25)	(100)	(97)
Debt fair value and loan cost amortization	(1,340)	(1,261)	(3,854)	(3,717)
Capitalized interest expense	341	200	808	462
Stock compensation expense	(1,694)	(1,947)	(5,135)	(11,323)
Non-real estate depreciation expense	(1,256)	(1,319)	(3,742)	(3,971)

SITE Centers Corp.

Balance Sheet: Consolidated Interests

	$ in thousands
		At Period End
		3Q22	4Q21
	Assets:
	Land	$1,095,662	$1,011,401
	Buildings	3,848,821	3,624,164
	Fixtures and tenant improvements	587,962	556,056
		5,532,445	5,191,621
	Depreciation	(1,672,242)	(1,571,569)
		3,860,203	3,620,052
	Construction in progress and land	59,812	47,260
	Real estate, net	3,920,015	3,667,312

	Investments in and advances to JVs	46,001	64,626
	Cash	20,883	41,807
	Restricted cash	3,119	1,445
	Receivables and straight-line (1)	59,446	61,382
	Intangible assets, net (2)	116,348	113,106
	Other assets, net	31,159	17,373
	Total Assets	4,196,971	3,967,051

	Liabilities and Equity:
	Revolving credit facilities	80,000	0
	Unsecured debt	1,453,384	1,451,768
	Unsecured term loan	198,437	99,810
	Secured debt	90,235	125,799
		1,822,056	1,677,377
	Dividends payable	30,528	28,243
	Other liabilities (3)	226,952	218,779
	Total Liabilities	2,079,536	1,924,399

	Preferred shares	175,000	175,000
	Common shares	21,437	21,129
	Paid-in capital	5,974,001	5,934,166
	Distributions in excess of net income	(4,044,178)	(4,092,783)
	Deferred compensation	4,865	4,695
	Accumulative comprehensive income	9,782	0
	Common shares in treasury at cost	(29,266)	(5,349)
	Non-controlling interests	5,794	5,794
	Total Equity	2,117,435	2,042,652

	Total Liabilities and Equity	$4,196,971	$3,967,051

(1)	SL rents (including fixed CAM), net	$34,082	$31,526

(2)	Operating lease right of use assets	17,795	19,047

(3)	Operating lease liabilities	37,339	38,491
	Below-market leases, net	63,267	59,690

SITE Centers Corp.

Reconciliation of Net Income Attributable to SITE to Same Store NOI

$ in thousands
	3Q22	3Q21	3Q22	3Q21
	SITE Centers at 100%		At SITE Centers Share (Non-GAAP)
GAAP Reconciliation:
Net income attributable to SITE Centers	$66,195	$28,064	$66,195	$28,064
Fee income	(2,653)	(13,358)	(2,653)	(13,358)
Interest expense	20,139	19,170	20,139	19,170
Depreciation and amortization	51,179	44,669	51,179	44,669
General and administrative	10,799	11,727	10,799	11,727
Other expense, net	501	524	501	524
Equity in net income of joint ventures	(25,918)	(1,824)	(25,918)	(1,824)
Tax expense	258	202	258	202
Gain on sale and change in control of interests	(228)	(35)	(228)	(35)
Gain on disposition of real estate, net	(26,837)	(5,871)	(26,837)	(5,871)
Income from non-controlling interests	18	93	18	93
Consolidated NOI, net of non-controlling interests	93,453	83,361	93,453	83,361

Net income from unconsolidated joint ventures	105,872	4,863	21,272	1,756
Interest expense	8,241	10,980	1,831	2,706
Depreciation and amortization	9,450	16,605	2,156	3,805
Impairment charges	9,010	0	1,802	0
Other expense, net	6,120	2,832	1,286	700
(Gain) loss on disposition of real estate, net	(119,813)	455	(23,963)	91
Unconsolidated NOI	$18,880	$35,735	4,384	9,058

Total Consolidated + Unconsolidated NOI			97,837	92,419
Less: Non-Same Store NOI adjustments			(6,079)	(1,683)
Total SSNOI including redevelopment			91,758	90,736
Less: Redevelopment Same Store NOI adjustments			(863)	(759)
Total SSNOI excluding redevelopment			$90,895	$89,977

SSNOI % Change including redevelopment			1.1%
SSNOI % Change excluding redevelopment			1.0%

SITE Centers Corp.

Reconciliation of Net Income Attributable to SITE to Same Store NOI

$ in thousands
	9M22	9M21	9M22	9M21
	SITE Centers at 100%		At SITE Centers Share (Non-GAAP)
GAAP Reconciliation:
Net income attributable to SITE Centers	$140,522	$65,941	$140,522	$65,941
Fee income	(9,471)	(30,264)	(9,471)	(30,264)
Interest expense	57,306	57,701	57,306	57,701
Depreciation and amortization	152,564	137,446	152,564	137,446
General and administrative	34,403	41,547	34,403	41,547
Other expense, net	2,152	1,214	2,152	1,214
Impairment charges	2,536	7,270	2,536	7,270
Equity in net income of joint ventures	(27,468)	(11,059)	(27,468)	(11,059)
Tax expense	863	1,057	863	1,057
Gain on sale and change in control of interests	(45,554)	(13,943)	(45,554)	(13,943)
Gain on disposition of real estate, net	(31,292)	(6,069)	(31,292)	(6,069)
Income from non-controlling interests	55	384	55	384
Consolidated NOI, net of non-controlling interests	276,616	251,225	276,616	251,225

Net income from unconsolidated joint ventures	105,833	53,525	21,887	9,943
Interest expense	26,560	32,898	5,982	8,113
Depreciation and amortization	37,123	50,309	8,304	11,480
Impairment charges	17,550	0	3,510	0
Other expense, net	11,114	8,806	2,468	2,186
Gain on disposition of real estate, net	(121,505)	(36,132)	(24,254)	(4,387)
Unconsolidated NOI	$76,675	$109,406	17,897	27,335

Total Consolidated + Unconsolidated NOI			294,513	278,560
Less: Non-Same Store NOI adjustments			(19,604)	(4,637)
Total SSNOI including redevelopment			274,909	273,923
Less: Redevelopment Same Store NOI adjustments			(2,618)	(2,211)
Total SSNOI excluding redevelopment			$272,291	$271,712

SSNOI % Change including redevelopment			0.4%
SSNOI % Change excluding redevelopment			0.2%

SITE Centers Corp.

Portfolio Summary

GLA in thousands
`			9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021
Shopping Center Count
Operating Centers - 100%			122	132	138	136	137
Wholly Owned			103	99	92	89	81
JV Portfolio			19	33	46	47	56

Gross Leasable Area (GLA)
Owned and Ground Lease - Pro Rata Share			24,232	24,842	25,235	24,905	24,356
Wholly Owned			23,118	23,231	23,235	22,856	21,677
JV Portfolio - Pro Rata Share			1,114	1,611	2,000	2,049	2,679

Quarterly Operational Overview
Pro Rata Share
Base Rent PSF			$19.11	$18.86	$18.55	$18.33	$18.44
Base Rent PSF < 10K			$30.46	$30.11	$29.23	$28.82	$29.20
Base Rent PSF > 10K			$15.48	$15.33	$15.29	$15.18	$15.36

Commenced Rate			91.5%	91.0%	90.2%	90.1%	90.2%
Commenced Rate < 10K SF			83.3%	81.5%	81.1%	80.7%	80.0%
Commenced Rate > 10K SF			94.4%	94.3%	93.4%	93.3%	93.6%

Leased Rate			95.0%	94.4%	93.2%	92.7%	92.3%
Leased Rate < 10K SF			89.1%	87.3%	86.0%	85.0%	83.9%
Leased Rate > 10K SF			97.2%	96.9%	95.7%	95.3%	95.1%

Operational Statistics
% of Aggregate Property NOI - Wholly Owned			95.6%	94.1%	92.8%	92.2%	89.8%
% of Aggregate Property NOI - Joint Venture – Pro Rata Share			4.4%	5.9%	7.2%	7.8%	10.2%

Quarterly SITE SSNOI at share including redevelopment			1.1%	-2.4%	2.9%	14.9%	21.6%
Quarterly SITE SSNOI at share excluding redevelopment			1.0%	-2.6%	2.8%	13.2%	20.5%

TTM New Leasing - at pro rata share (GLA in 000's)			1,208	1,236	972	900	853
TTM Renewals - at pro rata share (GLA in 000's)			3,174	2,697	2,657	2,555	2,675
TTM Total Leasing - at pro rata share (GLA in 000's)			4,382	3,933	3,629	3,455	3,528
TTM Blended New and Renewal Rent Spreads - at pro rata share			7.2%	6.4%	5.6%	3.7%	1.6%

Top 20 MSA Exposure

	MSA	Properties	GLA	% of GLA	ABR	% of ABR	ABR PSF
1	Atlanta-Sandy Springs-Roswell, GA	13	2,224	9.2%	$30,918	7.8%	$15.25
2	Miami-Fort Lauderdale-West Palm Beach, FL	7	1,567	6.5%	29,010	7.3%	$23.56
3	Orlando-Kissimmee-Sanford, FL	4	1,419	5.9%	25,591	6.4%	$19.57
4	Chicago-Naperville-Elgin, IL-IN-WI	6	1,066	4.4%	23,931	6.0%	$26.21
5	Boston-Cambridge-Newton, MA-NH	2	1,418	5.9%	22,964	5.8%	$26.01
6	Charlotte-Concord-Gastonia, NC-SC	4	1,384	5.7%	22,060	5.6%	$16.83
7	Denver-Aurora-Lakewood, CO	4	1,361	5.6%	21,763	5.5%	$17.49
8	Trenton, NJ	2	1,301	5.4%	21,491	5.4%	$18.20
9	Phoenix-Mesa-Scottsdale, AZ	9	1,029	4.2%	17,564	4.4%	$20.60
10	Los Angeles-Long Beach-Anaheim, CA	3	879	3.6%	15,369	3.9%	$23.63
11	Columbus, OH	2	961	4.0%	14,710	3.7%	$15.71
12	San Antonio-New Braunfels, TX	3	1,041	4.3%	13,937	3.5%	$17.46
13	Tampa-St. Petersburg-Clearwater, FL	7	873	3.6%	13,210	3.3%	$17.51
14	New York-Newark-Jersey City, NY-NJ-PA	7	777	3.2%	11,881	3.0%	$18.20
15	Washington-Arlington-Alexandria, DC-VA-MD-WV	5	479	2.0%	11,400	2.9%	$23.85
16	San Francisco-Oakland-Hayward, CA	5	303	1.3%	10,312	2.6%	$41.58
17	Richmond, VA	3	591	2.4%	9,665	2.4%	$20.48
18	Cincinnati, OH-KY-IN	2	589	2.4%	9,543	2.4%	$18.24
19	Portland-Vancouver-Hillsboro, OR-WA	2	382	1.6%	7,910	2.0%	$24.75
20	Cleveland-Elyria, OH	2	553	2.3%	7,897	2.0%	$14.72
	Other	30	4,035	16.7%	56,056	14.1%	$16.18
	Total	122	24,232	100.0%	$397,182	100.0%	$19.11

$ and GLA in thousands; Top 20 figures all at SITC share except for properties.

SITE Centers Corp.

Capital Structure

$, shares and units in thousands, except per share
	September 30, 2022	December 31, 2021	December 31, 2020
Capital Structure
Market Value Per Share	$10.71	$15.83	$10.12

Common Shares Outstanding	212,512	211,235	193,363
Operating Partnership Units	141	141	141
Total Outstanding Common Shares	212,653	211,376	193,504

Common Shares Equity	$2,277,514	$3,346,079	$1,958,258

Perpetual Preferred Stock - Class K(1)	0	0	150,000
Perpetual Preferred Stock - Class A	175,000	175,000	175,000
Total Perpetual Preferred Stock	$175,000	$175,000	$325,000

Unsecured Credit Facilities	80,000	0	135,000
Unsecured Term Loan	200,000	100,000	100,000
Unsecured Notes Payable	1,457,528	1,456,886	1,456,031
Mortgage Debt (includes JVs at SITE share)	202,126	315,898	473,576
Total Debt (includes JVs at SITE share)	1,939,654	1,872,784	2,164,607
Less: Cash (including restricted cash)	33,523	43,252	74,414
Net Debt	$1,906,131	$1,829,532	$2,090,193

Total Market Capitalization	$4,358,645	$5,350,611	$4,373,451

Leverage / Public Debt Covenants
Average Consolidated Net Effective Debt	1,763,906	1,749,295	1,842,052
Consolidated Adjusted EBITDA - TTM	351,409	351,172	300,012
Average Consolidated Net Debt / Adjusted EBITDA(2)	5.0X	5.0X	6.1X

Average Pro-Rata Net Effective Debt	1,920,488	1,952,145	2,089,915
Pro-Rata Adjusted EBITDA - TTM	360,010	361,917	312,708
Average Pro-Rata Net Debt / Adjusted EBITDA(2)	5.3X	5.4X	6.7X

Outstanding Debt & Obligations	1,845,984	1,717,917	1,953,194
Undepreciated Real Estate Assets	5,638,258	5,303,507	5,256,719
Total Debt to Real Estate Assets Ratio(3)	33%	32%	37%
Covenant	65%	65%	65%

Secured Debt & Obligations	89,804	125,382	248,917
Total Assets	5,861,141	5,534,473	5,529,204
Secured Debt to Assets Ratio	2%	2%	5%
Covenant	40%	40%	40%

Unencumbered Real Estate Assets	5,440,266	5,028,788	4,624,168
Unsecured Debt & Obligations	1,756,180	1,592,535	1,704,277
Unencumbered Assets to Unsecured Debt(3)	310%	316%	271%
Covenant	135%	135%	135%

Net Income Available for Debt Service	336,881	329,408	264,148
Maximum Annual Service Charge	79,301	80,073	80,913
Fixed Charge Coverage Ratio	4.2X	4.1X	3.3X
Covenant	1.5X	1.5X	1.5X
Net Income Available for Debt Service Excluding Other Expenses	336,881	329,408	280,716
Fixed Charge Coverage Ratio Excluding Other Expenses	4.2X	4.1X	3.5X

Credit Ratings (Outlook)
Moody's	Baa3 (Stable)	Baa3 (Stable)	Baa3 (Stable)
S&P	BBB- (Stable)	BBB- (Stable)	BBB- (Stable)
Fitch	BBB (Stable)	BBB (Stable)	BBB (Stable)

(1) Redeemed on April 7, 2021.
(2) Excludes Perpetual Preferred Stock. See definition in the Non-GAAP Measures section.
(3) Real Estate Assets and Unencumbered Assets exclude consolidated cash and cash equivalents.

SITE Centers Corp.

Same Store Metrics (1)

$ in thousands

	Same Store at 100%			Same Store at SITE Share
SITE at share	3Q22	3Q21	Change	3Q22	3Q21	Change

Leased rate	94.8%	91.7%	3.1%	95.0%	91.9%	3.1%
Commenced rate	91.4%	89.8%	1.6%	91.5%	89.9%	1.6%

Revenues:
Minimum rents	$107,994	$105,443		$94,608	$91,854
Recoveries	36,786	35,635		32,887	31,589
Uncollectible revenue(2)	(179)	1,262		(201)	1,205
Percentage and overage rent	1,230	1,143		944	1,065
Ancillary and other rental income	2,174	2,103		1,861	1,801
	148,005	145,586	1.7%	130,099	127,514	2.0%
Expenses:
Operating and maintenance	(20,548)	(18,591)		(18,011)	(16,287)
Real estate taxes	(22,472)	(22,879)		(20,330)	(20,491)
	(43,020)	(41,470)	3.7%	(38,341)	(36,778)	4.2%
Total SSNOI-Including Redevelopment	$104,985	$104,116	0.8%	$91,758	$90,736	1.1%

Non-Same Store NOI	7,348	14,980		6,079	1,683
Total Consolidated + Unconsolidated NOI	$112,333	$119,096		$97,837	$92,419

SSNOI Operating Margin	70.9%	71.5%		70.5%	71.2%
SSNOI Recovery Rate	85.5%	85.9%		85.8%	85.9%

(1) See calculation definition in the Non-GAAP Measures section.

(2) Results include the impact of net revenue at SITE's share related to prior periods of $0.3M and $0.9M for the third quarters of 2022 and 2021, respectively, primarily related to cash basis tenants and related reserve adjustments.

	Same Store at 100%			Same Store at SITE Share
YTD SITE at share	9M22	9M21	Change	9M22	9M21	Change

Leased rate	94.8%	91.7%	3.1%	95.0%	91.9%	3.1%
Commenced rate	91.4%	89.8%	1.6%	91.5%	89.9%	1.6%

Revenues:
Minimum rents	$321,760	$314,253		$280,990	$273,434
Recoveries	111,899	108,775		99,689	96,546
Uncollectible revenue(2)	2,325	13,516		2,035	9,426
Percentage and overage rents	4,456	3,915		3,789	3,635
Ancillary and other rental income	5,960	6,239		5,086	5,213
	446,400	446,698	(0.1%)	391,589	388,254	0.9%
Expenses:
Operating and maintenance	(63,330)	(60,012)		(55,386)	(52,522)
Real estate taxes	(68,103)	(69,096)		(61,294)	(61,809)
	(131,433)	(129,108)	1.8%	(116,680)	(114,331)	2.1%
Total SSNOI-Including Redevelopment	$314,967	$317,590	(0.8%)	$274,909	$273,923	0.4%

Non-Same Store NOI	38,324	43,041		19,604	4,637
Total Consolidated + Unconsolidated NOI	$353,291	$360,631		$294,513	$278,560

SSNOI Operating Margin	70.6%	71.1%		70.2%	70.6%
SSNOI Recovery Rate	85.1%	84.3%		85.4%	84.4%

(1) See calculation definition in the Non-GAAP Measures section.

(2) Results include the impact of net revenue at SITE's share related to prior periods of $2.8M and $12.6M for the nine months of 2022 and 2021, respectively, primarily related to cash basis tenants and related reserve adjustments.

SITE Centers Corp.

Leasing Summary

At pro rata share except for count

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
3Q22	16	60,977	$28.00	$25.27	10.8%	9.3	46	209,866	$25.07	9.2
2Q22	20	126,087	$20.90	$15.88	31.6%	13.5	61	431,252	$17.97	10.7
1Q22	24	121,319	$17.93	$15.54	15.4%	8.6	71	291,641	$22.16	9.8
4Q21	26	98,721	$25.01	$21.80	14.7%	8.4	64	275,789	$21.43	9.2
	86	407,104	$22.08	$18.62	18.6%	10.1	242	1,208,548	$21.00	9.8

Renewals
3Q22	114	1,240,649	$16.37	$15.29	7.1%	5.3	114	1,240,649	$16.37	5.3
2Q22	117	746,182	$19.21	$18.33	4.8%	5.3	117	746,182	$19.21	5.3
1Q22	109	591,948	$17.55	$16.62	5.6%	4.8	109	591,948	$17.55	4.8
4Q21	89	595,154	$18.89	$18.16	4.0%	5.3	89	595,154	$18.89	5.3
	429	3,173,933	$17.73	$16.79	5.6%	5.2	429	3,173,933	$17.73	5.2

New + Renewals
3Q22	130	1,301,626	$16.92	$15.76	7.4%	5.6	160	1,450,515	$17.63	6.1
2Q22	137	872,269	$19.45	$17.98	8.2%	6.6	178	1,177,434	$18.75	7.2
1Q22	133	713,267	$17.62	$16.43	7.2%	5.5	180	883,589	$19.07	6.7
4Q21	115	693,875	$19.76	$18.68	5.8%	5.9	153	870,943	$19.69	6.7
	515	3,581,037	$18.23	$17.00	7.2%	5.9	671	4,382,481	$18.63	6.6

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg	% of GLA
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)	>10K SF	<10K SF
New Leases (1)
3Q22	202,989	$26.21	$3.79	$2.65	$1.32	$7.76	$18.45	9.1	35%	65%
2Q22	426,471	$18.87	$3.64	$2.48	$0.80	$6.92	$11.95	10.7	63%	37%
1Q22	280,469	$22.52	$2.81	$3.59	$1.07	$7.47	$15.05	9.8	56%	44%
4Q21	275,789	$22.58	$2.62	$4.25	$1.07	$7.94	$14.64	9.2	53%	47%
	1,185,718	$21.85	$3.27	$3.17	$1.01	$7.45	$14.40	9.8	54%	46%

Renewals
3Q22	1,240,649	$16.55	$0.13	$0.00	$0.00	$0.13	$16.42	5.3	79%	21%
2Q22	746,182	$19.50	$0.16	$0.00	$0.02	$0.18	$19.32	5.3	77%	23%
1Q22	591,948	$17.87	$0.05	$0.01	$0.00	$0.06	$17.81	4.8	70%	30%
4Q21	595,154	$19.21	$0.08	$0.00	$0.00	$0.08	$19.13	5.3	79%	21%
	3,173,933	$17.99	$0.11	$0.00	$0.00	$0.11	$17.88	5.2	77%	23%

New + Renewals
3Q22	1,443,638	$17.91	$0.91	$0.57	$0.28	$1.76	$16.15	6.0	73%	27%
2Q22	1,172,653	$19.27	$2.05	$1.35	$0.44	$3.84	$15.43	7.2	72%	28%
1Q22	872,417	$19.36	$1.36	$1.71	$0.51	$3.58	$15.78	6.6	65%	35%
4Q21	870,943	$20.27	$1.19	$1.86	$0.47	$3.52	$16.75	6.7	71%	29%
	4,359,651	$19.04	$1.39	$1.29	$0.41	$3.09	$15.95	6.6	71%	29%

(1) New Leases exclude redevelopment activity.

SITE Centers Corp.

Lease Expirations

At pro rata share except for count; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	% of ABR > 10K	Rent PSF	# of Leases	Expiring SF	% of SF < 10K	ABR	% of ABR < 10K	Rent PSF	# of Leases	Expiring SF	% of SF Total	ABR	% of ABR Total	Rent PSF
MTM	0	0	0.0%	$0	0.0%	$0.00	24	54	1.0%	$1,202	0.8%	$22.26	24	54	0.2%	$1,202	0.3%	$22.26
2022	3	34	0.2%	765	0.3%	$22.50	41	92	1.7%	2,440	1.5%	$26.52	44	126	0.6%	3,205	0.8%	$25.44
2023	55	1,213	7.2%	18,496	7.8%	$15.25	230	549	10.4%	16,654	10.5%	$30.34	285	1,762	8.0%	35,150	8.8%	$19.95
2024	87	2,533	15.0%	34,514	14.5%	$13.63	328	756	14.4%	22,632	14.2%	$29.94	415	3,289	14.8%	57,146	14.4%	$17.37
2025	92	2,422	14.3%	34,821	14.6%	$14.38	284	769	14.6%	21,604	13.6%	$28.09	376	3,191	14.4%	56,425	14.2%	$17.68
2026	80	1,961	11.6%	25,306	10.6%	$12.90	239	595	11.3%	18,458	11.6%	$31.02	319	2,556	11.5%	43,764	11.0%	$17.12
2027	91	2,603	15.4%	38,013	16.0%	$14.60	259	746	14.2%	22,036	13.9%	$29.54	350	3,349	15.1%	60,049	15.1%	$17.93
2028	72	2,043	12.1%	26,130	11.0%	$12.79	152	459	8.7%	14,852	9.3%	$32.36	224	2,502	11.3%	40,982	10.3%	$16.38
2029	30	825	4.9%	12,724	5.3%	$15.42	96	305	5.8%	10,079	6.3%	$33.05	126	1,130	5.1%	22,803	5.7%	$20.18
2030	30	790	4.7%	10,915	4.6%	$13.82	94	256	4.9%	8,320	5.2%	$32.50	124	1,046	4.7%	19,235	4.8%	$18.39
2031	24	885	5.2%	9,561	4.0%	$10.80	73	223	4.2%	6,602	4.2%	$29.61	97	1,108	5.0%	16,163	4.1%	$14.59
Thereafter	59	1,577	9.3%	26,906	11.3%	$17.06	155	461	8.8%	14,152	8.9%	$30.70	214	2,038	9.2%	41,058	10.3%	$20.15
Total	623	16,886	100.0%	$238,151	100.0%	$14.10	1,975	5,265	100.0%	$159,031	100.0%	$30.21	2,598	22,151	100.0%	$397,182	100.0%	$17.93

Signed Not Open	28	593		$8,701		$14.67	127	406		$12,960		$31.92	155	999		$21,661		$21.68
Vacant	25	507					275	694					300	1,201

Assumes all lease options are exercised

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	% of ABR > 10K	Rent PSF	# of Leases	Expiring SF	% of SF < 10K	ABR	% of ABR < 10K	Rent PSF	# of Leases	Expiring SF	% of SF Total	ABR	% of ABR Total	Rent PSF
MTM	0	0	0.0%	$0	0.0%	$0.00	22	53	1.0%	$1,129	0.7%	$21.30	22	53	0.2%	$1,129	0.3%	$21.30
2022	1	10	0.1%	248	0.1%	$24.80	30	68	1.3%	1,787	1.1%	$26.28	31	78	0.4%	2,035	0.5%	$26.09
2023	12	171	1.0%	4,106	1.7%	$24.01	153	317	6.0%	9,645	6.1%	$30.43	165	488	2.2%	13,751	3.5%	$28.18
2024	14	244	1.4%	3,843	1.6%	$15.75	200	397	7.5%	12,583	7.9%	$31.70	214	641	2.9%	16,426	4.1%	$25.63
2025	19	318	1.9%	4,354	1.8%	$13.69	169	371	7.0%	10,586	6.7%	$28.53	188	689	3.1%	14,940	3.8%	$21.68
2026	7	90	0.5%	1,107	0.5%	$12.30	106	217	4.1%	6,767	4.3%	$31.18	113	307	1.4%	7,874	2.0%	$25.65
2027	19	337	2.0%	5,895	2.5%	$17.49	128	285	5.4%	8,456	5.3%	$29.67	147	622	2.8%	14,351	3.6%	$23.07
2028	19	300	1.8%	5,282	2.2%	$17.61	117	302	5.7%	9,370	5.9%	$31.03	136	602	2.7%	14,652	3.7%	$24.34
2029	14	370	2.2%	5,163	2.2%	$13.95	108	252	4.8%	7,356	4.6%	$29.19	122	622	2.8%	12,519	3.2%	$20.13
2030	19	443	2.6%	6,897	2.9%	$15.57	94	242	4.6%	6,802	4.3%	$28.11	113	685	3.1%	13,699	3.4%	$20.00
2031	23	344	2.0%	6,281	2.6%	$18.26	95	220	4.2%	6,310	4.0%	$28.68	118	564	2.5%	12,591	3.2%	$22.32
Thereafter	476	14,259	84.4%	194,975	81.9%	$13.67	753	2,541	48.3%	78,240	49.2%	$30.79	1,229	16,800	75.8%	273,215	68.8%	$16.26
Total	623	16,886	100.0%	$238,151	100.0%	$14.10	1,975	5,265	100.0%	$159,031	100.0%	$30.21	2,598	22,151	100.0%	$397,182	100.0%	$17.93

Note: Includes ground leases

SITE Centers Corp.

Top 50 Tenants

$ and GLA in thousands
		Number of Units			Base Rent			Owned GLA			Credit Ratings
	Tenant	WO	JV	Total	Pro Rata	% of Total	At 100%	Pro Rata	% of Total	At 100%	(S&P/Moody's/Fitch)
1	TJX Companies (1)	53	8	61	$23,234	5.8%	$25,105	1,639	6.8%	1,803	A/A2/NR
2	Dick's Sporting Goods (2)	15	4	19	10,185	2.6%	11,875	684	2.8%	830	BBB/Baa3/NR
3	PetSmart	25	3	28	9,979	2.5%	10,699	572	2.4%	615	B/B1/NR
4	Ross Stores (3)	22	8	30	8,690	2.2%	10,886	665	2.7%	853	BBB+/A2/NR
5	Michaels	23	5	28	8,587	2.2%	9,803	564	2.3%	664	B/B2/NR
6	Bed Bath & Beyond (4)	18	2	20	8,158	2.1%	9,558	635	2.6%	712	CCC/Caa2/NR
7	Gap (5)	22	8	30	7,289	1.8%	8,903	373	1.5%	470	BB/Ba2/NR
8	Nordstrom Rack	10	0	10	7,108	1.8%	7,108	362	1.5%	362	BB+/Ba1/BBB-
9	Ulta	26	6	32	7,024	1.8%	8,142	281	1.2%	334	NR
10	Best Buy	9	3	12	6,850	1.7%	8,413	437	1.8%	550	BBB+/A3/NR
11	Kohl's	7	5	12	6,447	1.6%	9,322	714	2.9%	1,051	BB+/Baa2/BBB-
12	Burlington	10	3	13	6,359	1.6%	7,543	409	1.7%	505	BB+/NR/NR
13	Kroger (6)	7	1	8	6,242	1.6%	6,764	425	1.8%	461	BBB/Baa1/NR
14	AMC Theatres	2	3	5	6,086	1.5%	10,084	215	0.9%	400	CCC+/Caa2/NR
15	Five Below	29	7	36	5,659	1.4%	6,545	267	1.1%	315	NR
16	Whole Foods	3	0	3	4,493	1.1%	4,493	139	0.6%	139	AA/A1/AA-
17	Designer Brands Inc. (DSW)	12	1	13	4,462	1.1%	4,746	265	1.1%	281	NR
18	Publix	8	1	9	4,406	1.1%	4,766	405	1.7%	450	NR
19	Barnes & Noble	8	1	9	4,354	1.1%	4,674	195	0.8%	211	NR
20	Total Wine & More	7	0	7	4,210	1.1%	4,210	190	0.8%	190	NR
21	Party City	14	4	18	3,839	1.0%	4,553	181	0.7%	223	CCC+/Caa1/B-
22	Home Depot	5	0	5	3,809	1.0%	3,809	600	2.5%	600	A/A2/A
23	Jo-Ann	9	3	12	3,573	0.9%	4,146	295	1.2%	356	B-/B3/NR
24	Petco	12	4	16	3,551	0.9%	4,464	169	0.7%	216	B+/B1/NR
25	Cinemark	2	2	4	3,111	0.8%	4,231	200	0.8%	266	B/NR/B+
26	Dollar Tree Stores	23	3	26	3,042	0.8%	3,275	267	1.1%	291	BBB/Baa2/NR
27	Office Depot (7)	10	1	11	2,989	0.8%	3,220	207	0.9%	226	NR
28	Cineworld (Regal Cinemas)	3	0	3	2,940	0.7%	2,940	138	0.6%	138	D/NR/NR
29	CGV Cinemas	1	0	1	2,849	0.7%	2,849	74	0.3%	74	NR
30	Staples	9	1	10	2,820	0.7%	3,048	173	0.7%	189	B/B3/NR
31	Cost Plus	8	1	9	2,565	0.6%	2,799	152	0.6%	166	NR
32	Macy's (8)	6	0	6	2,476	0.6%	2,476	217	0.9%	217	BB/Ba1/BBB-
33	LA Fitness	3	1	4	2,379	0.6%	2,966	144	0.6%	175	B/B3/NR
34	AT&T	22	4	26	2,319	0.6%	2,520	65	0.3%	74	BBB/Baa2/BBB+
35	Ahold Delhaize (9)	2	1	3	2,285	0.6%	2,447	135	0.6%	158	BBB/Baa1/NR
36	JPMorgan Chase	12	1	13	2,264	0.6%	2,325	52	0.2%	54	A-/A2/AA-
37	Starbucks	20	1	21	1,998	0.5%	2,126	36	0.1%	38	BBB+/Baa1/BBB
38	Mattress Firm	13	3	16	1,932	0.5%	2,213	61	0.3%	71	NR
39	Lowe's	2	2	4	1,918	0.5%	3,608	322	1.3%	531	BBB+/Baa1/NR
40	JAB Holding (10)	13	1	14	1,900	0.5%	1,985	61	0.3%	64	NR/Baa2/NR
41	Hobby Lobby	4	0	4	1,865	0.5%	1,865	222	0.9%	222	NR
42	Caleres Inc.	10	2	12	1,714	0.4%	2,044	88	0.4%	104	B+/NR/NR
43	America's Best Contacts	16	3	19	1,650	0.4%	1,864	59	0.2%	67	NR
44	Visionworks	12	3	15	1,642	0.4%	1,971	46	0.2%	55	NR
45	T-Mobile	18	3	21	1,640	0.4%	1,804	44	0.2%	49	BBB-/NR/BBB-
46	Darden (11)	8	1	9	1,612	0.4%	1,788	60	0.2%	68	BBB/Baa2/BBB
47	Tailored Brands (12)	9	2	11	1,582	0.4%	1,757	74	0.3%	81	NR
48	Albertsons Companies (13)	2	0	2	1,564	0.4%	1,564	116	0.5%	116	BB/Ba2/NR
49	Target	3	0	3	1,561	0.4%	1,561	435	1.8%	435	A/A2/A
50	Carter's Childrenswear	12	2	14	1,502	0.4%	1,658	50	0.2%	58	BB+/NR/NR
	Top 50 Total	599	118	717	$220,713	55.6%	$253,515	14,179	58.5%	16,578
	Total Portfolio				$397,182	100.0%	$452,427	24,232	100.0%	28,159

(1) T.J. Maxx (17) / Marshalls (20) / HomeGoods (14) / Sierra Trading (6) / HomeSense (3) / Combo Store (1)
(2) Dick's Sporting Goods (15) / Golf Galaxy (4)
(3) Ross Dress For Less (29) / dd's Discounts (1)
(4) Bed Bath (11) / buybuy Baby (6) / Combo Store (1) / AndThat! & Cost Plus sublease (1) / Cost Plus sublease (1)
(5) Gap (3) / Old Navy (26) / Banana Republic (1)
(6) Kroger (3) / Harris Teeter (2) / King Soopers (1) / Mariano's (1) / Lucky's (1)
(7) Office Depot (5) / OfficeMax (6)
(8) Macy's Furniture Gallery (3) / Bloomingdale's the Outlet Store (1)/ Bluemercury (1)/ Market by Macy's (1)
(9) Stop & Shop (2) / Food Lion (1)
(10) Panera (12) / Bruegger's (2)
(11) Longhorn Steakhouse (5) / Olive Garden (4)
(12) Men's Wearhouse (9) / Jos. A. Bank (1) / K&G Fashion Superstore (1)
(13) Safeway (1) / ACME (1)

SITE Centers Corp.

Redevelopments

$ in thousands

Redevelopment – Major (1)
Shopping Center	MSA	SITE Own %	Est. Yield (%)	Est. Net Costs	Costs to Date	Est. Remain. Costs	Placed In Service	CIP		Initial Occ.	Est. Stabilize	Key Tenants
West Bay Plaza - Phase II	Cleveland, OH	100%		$9,102	$6,455	$2,647	$6,455	$0		2Q22	4Q23	Sierra Trading Post, Dry Bar, Club Champion
Perimeter Pointe	Atlanta, GA	100%		0	1,326	0	0	1,326		TBD	TBD	-
Total Redevelopment - Major			8%	$9,102	$7,781	$2,647	$6,455	$1,326

Redevelopment – Tactical (2)
Shopping Center	MSA	SITE Own %	Est. Yield (%)	Est. Net Costs	Costs to Date	Est. Remain. Costs	Placed In Service	CIP		Initial Occ.	Est. Stabilize	Key Tenants
Tanasbourne Town Center	Portland, OR	100%		$11,540	$1,655	$9,885	$0	$1,655		4Q23	4Q24	-
Nassau Park Pavilion	Trenton, NJ	100%		7,635	2,426	5,209	0	2,426		2Q23	4Q23	Paris Baguette, Bluestone Lane, Just Salad, Mezeh Grill
University Hills	Denver, CO	100%		5,972	3,228	2,744	0	3,228		1Q23	4Q23	Wendy's, Sweetgreen, Heyday
Shoppers World	Boston, MA	100%		4,967	2,631	2,336	0	2,631		1Q23	4Q23	Sleep Number, Cava, Kura Sushi
Hamilton Marketplace	Trenton, NJ	100%		3,843	3,589	254	3,589	0		1Q22	2Q23	Mission BBQ, Mezeh Grill, Honeygrow
Carolina Pavilion	Charlotte, NC	100%		2,339	1,861	478	0	1,861		4Q22	4Q23	Visionworks, Smoothie King
Other Tactical Projects	N/A	100%		1,884	14	1,870	0	14
Total Redevelopment - Tactical			11%	$38,180	$15,404	$22,776	$3,589	$11,815

Other (3)				0	41,408	0	0	41,408
Undeveloped land (4)				0	5,263	0	0	5,263
Total Redevelopment Costs				$47,282	$69,856	$25,423	$10,044	$59,812	(5)

(1) Included in SSNOI including redevelopment; includes large-scale shopping center expansion and repurposing projects.
(2) Includes outparcels, first generation space and small-scale shopping center expansions and other capital improvements.
(3) Includes predevelopment and retenanting expenditures.
(4) Balance is in addition to owned land adjacent to existing centers with an estimated value of $9 million and cost basis of the headquarters (non-income producing portion) of $38 million.
(5) Balance is in addition to SITE's pro rata share of joint venture CIP of $0.3 million.

SITE Centers Corp.

Transactions

$ and GLA in thousands

Acquisitions			SITE	Owned	At 100%		At SITE Share
	Property Name	MSA	Own %	GLA	Price	Debt	Price	Debt

01/28/22	Artesia Village	Phoenix-Mesa-Scottsdale, AZ	100%	21	$14,500	$0	$14,500	$0
02/15/22	Casselberry Commons	Orlando-Kissimmee-Sanford, FL	100%	249	44,500	0	35,600	0
03/28/22	Shops at Boca Center	Miami-Fort Lauderdale-West Palm Beach, FL	100%	117	90,000	0	90,000	0
		1Q 2022 Total		270	$149,000	$0	$140,100	$0

04/01/22	Shoppes of Crabapple	Atlanta-Sandy Springs-Roswell, GA	100%	8	$4,350	$0	$4,350	$0
05/02/22	La Fiesta Square	San Francisco-Oakland-Hayward, CA	100%	53	60,798	0	60,798	0
05/02/22	Lafayette Mercantile	San Francisco-Oakland-Hayward, CA	100%	22	43,000	0	43,000	0
06/03/22	Shops at Tanglewood	Houston, TX	100%	26	22,150	0	22,150	0
06/10/22	Fairfax Marketplace	Washington-Arlington-Alexandria, DC-VA-MD-WV	100%	19	16,038	0	16,038	0
06/10/22	Boulevard Marketplace	Washington-Arlington-Alexandria, DC-VA-MD-WV	100%	19	10,448	0	10,448	0
06/10/22	Fairfax Pointe	Washington-Arlington-Alexandria, DC-VA-MD-WV	100%	10	8,394	0	8,394	0
		2Q 2022 Total		157	$165,178	$0	$165,178	$0

07/08/22	Parkwood Shops	Atlanta-Sandy Springs-Roswell, GA	100%	20	$8,400	0	$8,400	0
08/10/22	Chandler Center	Phoenix-Mesa-Scottsdale, AZ	100%	7	5,250	0	5,250	0
08/10/22	Shops at Power and Baseline	Phoenix-Mesa-Scottsdale, AZ	100%	4	4,600	0	4,600	0
08/10/22	Northsight Plaza	Phoenix-Mesa-Scottsdale, AZ	100%	10	6,150	0	6,150	0
08/10/22	Broadway Center	Phoenix-Mesa-Scottsdale, AZ	100%	11	7,000	0	7,000	0
		3Q 2022 QTD		52	$31,400	$0	$31,400	$0

		Total 2022 YTD		479	$345,578	$0	$336,678	$0

Dispositions			SITE	Owned	At 100%		At SITE Share
	Property Name	MSA	Own %	GLA	Price	Debt	Price	Debt

	Non-operating land sales		100%	0	$120	0	$120	0
		1Q 2022 Total		0	$120	$0	$120	$0

04/14/22	DDR-SAU Retail Fund JV portfolio	Various	20%	906	$155,700	$54,884	$31,140	$10,977
05/25/22	Paradise Shoppes of Ellenwood	Atlanta-Sandy Springs-Roswell, GA	100%	60	10,200	0	10,200	0
05/26/22	Woodfield Village Green - Unit 1325	Chicago-Naperville-Elgrin, IL-IN-WI	100%	98	12,200	0	12,200	0
06/29/22	Chickasaw Trail Shopping Center	Orlando-Kissimmee-Sanford, FL	20%	75	12,950	8,625	2,590	1,725
06/30/22	Lennox Town Center	Columbus, OH	50%	374	77,008	37,796	38,504	18,898
		2Q 2022 Total		1,513	$268,058	$101,305	$94,634	$31,600

07/14/22	Oviedo Park Crossings	Orlando-Kissimmee-Sanford, FL	20%	186	$28,000	$13,350	$5,600	$2,670
07/15/22	DDRM Joint Venture Pool A	Various	20%	2,297	387,600	225,000	77,520	45,000
09/15/22	Perimeter Center	Columbus, OH	100%	136	35,000	0	35,000	0
		3Q 2022 QTD		2,619	$450,600	$238,350	$118,120	$47,670

		Total 2022 YTD		4,132	$718,778	$339,655	$212,874	$79,270

SITE Centers Corp.

Debt Summary

$ in thousands
	Consolidated Debt			Unconsolidated Debt			Total Debt
Debt Composition	100%	SITE Share	Interest Rate	100%	SITE Share	Interest Rate	SITE Share	Interest Rate
Unsecured Credit Facilities	$80,000	$80,000	3.93%	$0	$0	-	$80,000	3.93%
Unsecured Term Loan	200,000	200,000	3.99%	0	0	-	200,000	3.99%
Unsecured Public Debt	1,457,528	1,457,528	4.27%	0	0	-	1,457,528	4.27%
Fixed Rate Mortgage Loans	89,804	89,804	4.28%	364,320	72,864	4.97%	162,668	4.59%
Variable Rate Mortgage Loans	0	0	0.00%	179,084	39,458	5.63%	39,458	5.63%
Subtotal	$1,827,332	$1,827,332	4.23%	$543,404	$112,322	5.20%	$1,939,654	4.28%
Fair Market Value Adjustment	850	850	-	0	0	-	850	-
Unamortized Loan Costs, Net	(6,126)	(6,126)	-	(3,507)	(731)	-	(6,857)	-
Total	$1,822,056	$1,822,056	4.23%	$539,897	$111,591	5.20%	$1,933,647	4.28%

	Consolidated Maturities		Unconsolidated	Total	Total
Maturity Schedule(1)	Secured	Unsecured	Maturities	100%	SITE Share	Interest Rate
2022	$454	$0	$231	$685	$514	0.00%
2023	36,438	87,209	946	124,593	123,891	3.84%
2024	27,808	65,614	481,058	574,480	189,690	4.78%
2025	25,104	457,142	1,046	483,292	482,515	3.80%
2026	0	400,000	60,123	460,123	415,481	4.41%
2027	0	738,000	0	738,000	738,000	4.48%
2028	0	0	0	0	0	-
2029	0	0	0	0	0	-
2030	0	0	0	0	0	-
2031 and beyond	0	0	0	0	0	-
Unsecured debt discount	0	(10,437)	0	(10,437)	(10,437)	-
Total	$89,804	$1,737,528	$543,404	$2,370,736	$1,939,654	4.28%

% of Total (at SITE share)	Consolidated	Interest Rate	Unconsolidated	Interest Rate	Total	Interest Rate
Fixed	95.6%	4.24%	64.9%	4.97%	93.8%	4.27%
Variable	4.4%	3.93%	35.1%	5.63%	6.2%	4.49%

(1) Includes Consolidated & Unconsolidated Debt and assumes borrower extension options are exercised.
Note: Interest rate is GAAP at SITE Share.

SITE Centers Corp.

Debt Detail

$ in thousands
	Balance 100%	Balance SITE Share	Maturity Date	GAAP Interest Rate
Bank Debt
Unsecured Term Loan ($200m)	$200,000	$200,000	06/27	3.99%(1)
Unsecured Revolver ($950m)(2)	80,000	80,000	06/27	SOFR + 95
	$280,000	$280,000
Unsecured Debt
Unsecured Notes - 2023	87,176	87,176	05/23	3.52%
Unsecured Notes - 2024	65,562	65,562	08/24	4.07%
Unsecured Notes - 2025	456,353	456,353	02/25	3.79%
Unsecured Notes - 2026	398,821	398,821	02/26	4.43%
Unsecured Notes - 2027	449,616	449,616	06/27	4.80%
	$1,457,528	$1,457,528
Mortgage Debt
Midtowne Park, SC(3)	15,736	15,736	01/23	5.04%
Millenia Crossing, FL	19,588	19,588	01/23	4.32%
Concourse Village, FL	12,489	12,489	02/24	4.32%
DTP Loan Pool (10 assets)	364,320	72,864	04/24	4.97%
Larkin's Corner, PA	15,689	15,689	06/24	4.09%
DDRM Loan Pool B (8 assets)(4)	115,752	23,150	07/24	6.90%
Shoppes at Addison Place (North), FL	8,922	8,922	02/25	4.08%
Shoppes at Addison Place (South), FL	6,947	6,947	02/25	4.11%
Shoppes at Addison Place (Outlot), FL	1,333	1,333	02/25	4.08%
Southtown Center, FL	9,100	9,100	05/25	3.51%
RVIP IIIB, Deer Park, IL (SITE 26%)(5)	63,332	16,308	12/26	3.83%
	$633,208	$202,126

Consolidated & Unconsolidated Debt Subtotal	$2,370,736	$1,939,654
FMV Adjustment – Assumed Debt	850	850
Unamortized Loan Costs, Net	(9,633)	(6,857)
Total Consolidated & Unconsolidated Debt	$2,361,953	$1,933,647

Rate Type
Fixed	$2,111,652	$1,820,196	3.2 years	4.27%
Variable	259,084	119,458	4.0 years	4.49%
	$2,370,736	$1,939,654	3.3 years	4.28%
Perpetual Preferred Stock
Class A	175,000	175,000	N/A(6)	6.38%

Note: Maturity dates assume all borrower extension options are exercised. GAAP interest rates shown as swapped or capped all-in interest rate where applicable.
(1) Fixed all-in swap rate through June 2027.
(2) Excludes loan fees and unamortized loan costs.
(3) Repaid subsequent to quarter end on October 6, 2022.
(4) 3.00% SOFR Interest Rate Cap through July 2023.
(5) 1.00% SOFR Interest Rate Cap through December 2024. Debt shown at share excluding promote.
(6) Redeemable at par as of June 2022.

SITE Centers Corp.

Debt/Adjusted EBITDA

$ in thousands
	Twelve months ended September 30, 2022	Twelve months ended September 30, 2021
Consolidated
Consolidated net income to SITE	$199,516	$64,655
Interest expense	75,987	76,818
Income taxes, net	1,357	1,329
Depreciation and amortization	200,886	183,101
Adjustments for non-controlling interests	(119)	(727)
EBITDA	477,627	325,176
Impairment charges	2,536	12,470
Gain on sale and change in control of interests	(50,795)	(13,772)
Gain on disposition of real estate, net	(31,288)	(6,145)
EBITDAre	398,080	317,729
Equity in net income of JVs	(63,707)	(11,667)
Other expense, net	1,968	7,433
JV OFFO (at SITE Share)	15,068	22,240
Adjusted EBITDA (1)	351,409	335,735

Consolidated debt-average	1,807,307	1,784,770
Partner share of consolidated debt-average	(4,571)	(9,230)
Loan costs, net-average	6,337	6,952
Face value adjustments-average	(1,059)	(911)
Cash and restricted cash-average	(44,108)	(60,579)
Average net effective debt	$1,763,906	$1,721,002

Debt/Adjusted EBITDA – Consolidated (2)	5.0x	5.1x

Pro rata including JVs
EBITDAre	348,479	328,269
Adjusted EBITDA	360,010	346,911

Consolidated net debt-average	1,763,906	1,721,002
JV debt (at SITE Share)-average	169,329	240,442
JV cash and restricted cash (at SITE Share)-average	(12,747)	(13,915)
Average net effective debt	$1,920,488	$1,947,529

Debt/Adjusted EBITDA – Pro Rata (2)	5.3x	5.6x

(1) See definition in the Non-GAAP Measures section.
(2) Excludes perpetual preferred stock.

SITE Centers Corp.

Unconsolidated Joint Ventures

$ and GLA in thousands
Joint Venture	SITE Own %	Number of Properties	Owned GLA	Leased Rate	ABR	3Q22 NOI at 100% (1)		Gross RE Assets	Debt Balance at 100% (2)
Chinese Institutional Investors DTP	20%	10	3,397	96.4%	$14.78	$11,485		$584,214	$364,320

Madison International DDRM	20%	8	1,287	89.9%	15.96	3,546		249,345	115,752

Prudential RVIP IIIB, Deer Park, IL	50%	1	357	74.4%	37.10	1,946		103,480	63,332
Total		19	5,041	93.2%	$16.18	$16,977		$937,039	$543,404
Property management fees						860	(1)
NOI from assets sold						1,043
Net operating income						$18,880	(3)

(1) Property management fees charged by SITE to the joint venture are included as an expense in NOI, although presented in the combined income statement on the next page in the Other Expense line item.

(2) Excludes unamortized loan costs, net of $3.5 million or $0.7 million at SITE's share.

(3) Amount agrees to the combined income statement of the joint ventures which includes a reconciliation of the Non-GAAP measure to the applicable GAAP measure. See calculation definition in the Non-GAAP Measures section.

SITE Centers Corp.

Unconsolidated Joint Ventures

Combined SITE JV Pro Rata Adjustments (1)

Income Statement Pro Rata Adjustments 3Q22		Balance Sheet Pro Rata Adjustments 3Q22
Revenues:		Assets:
Rental Income (2)	$5,927	Land	$43,471
Other income (3)	123	Buildings	134,679
	6,050	Improvements	14,877
Expenses:			193,027
Operating and maintenance	940	Depreciation	(47,295)
Real estate taxes	726		145,732
	1,666	Construction in progress and land	331
Net Operating Income	4,384	Real estate, net	146,063
		Investment in JVs	(1,474)
Other Income (expense):		Cash and restricted cash	9,521
Fee income	(399)	Receivables, net	2,322
Impairment charges	(1,802)	Other assets, net	8,109
Interest expense	(1,831)	Total Assets	$164,541
Depreciation and amortization	(2,156)
Other income (expense), net	(887)	Liabilities and Equity:
Loss before earnings from JVs	(2,691)	Mortgage debt	$111,591
Equity in net income of JVs	(25,918)	Notes payable to SITE	663
Basis differences of JVs	4,646	Other liabilities	8,401
Gain on disposition of real estate	23,963	Total Liabilities	120,655
Net income	$0	JVs share of equity	(1,474)
		Distributions in excess of net income	45,360
FFO Reconciliation 3Q22		Total Equity	43,886
Loss before earnings from JVs	($2,691)	Total Liabilities and Equity	$164,541
Depreciation and amortization	2,156
Impairment of real estate	1,802
Basis differences of JVs	4
FFO at SITE's Ownership Interests	$1,271
OFFO at SITE's Ownership Interests	$2,126

(1) Information provided for SITE's share of JV investments and can be combined with SITE's consolidated financial statements for the same period.

(2) Rental Income:
Minimum rents	$4,133
Ground lease minimum rents	146
Straight-line rent, net	(15)
Amortization of (above) below market rent, net	98
Percentage and overage rent	169
Recoveries	1,330
Uncollectible revenue	66
(3) Other Income:
Ancillary and other rental income	123
Lease termination fees	0

SITE Centers Corp.

Unconsolidated Joint Ventures at 100%

$ in thousands
Combined Income Statement
	3Q22	3Q21	9M22	9M21
Revenues:
Rental income (1)	$25,349	$46,074	$103,732	$145,880
Other income (2)	506	2,592	1,934	4,743
	25,855	48,666	105,666	150,623
Expenses:
Operating and maintenance	4,039	6,682	16,063	21,876
Real estate taxes	2,936	6,249	12,928	19,341
	6,975	12,931	28,991	41,217

Net operating income	18,880	35,735	76,675	109,406

Other income (expense):
Interest expense	(8,241)	(10,980)	(26,560)	(32,898)
Depreciation and amortization	(9,450)	(16,605)	(37,123)	(50,309)
Impairment charges	(9,010)	0	(17,550)	0
Other expense, net	(6,120)	(2,832)	(11,114)	(8,806)
	(13,941)	5,318	(15,672)	17,393
Gain (loss) on disposition of real estate, net	119,813	(455)	121,505	36,132
Net income attributable to unconsolidated JVs	105,872	4,863	105,833	53,525
Depreciation and amortization	9,450	16,605	37,123	50,309
Impairment of real estate	9,010	0	17,550	0
(Gain) loss on disposition of real estate, net	(119,813)	455	(121,505)	(36,132)
FFO	$4,519	$21,923	$39,001	$67,702
FFO at SITE's ownership interests	$1,271	$5,659	$9,469	$17,065
Operating FFO at SITE's ownership interests	$2,126	$5,660	$10,327	$17,097
(1) Rental Income:
Minimum rents	$17,868	$32,498	$72,491	$98,635
Ground lease minimum rents	732	1,511	3,391	4,634
Straight-line rent, net	(16)	263	676	558
Amortization of (above) below market rent, net	493	476	1,380	1,553
Percentage and overage rent	461	262	1,182	849
Recoveries	5,689	10,705	24,095	33,307
Uncollectible revenue	122	359	517	6,344
(2) Other Income:
Ancillary and other rental income	506	811	1,760	2,568
Lease termination fees	0	1,781	174	2,175

Combined Balance Sheet
			At Period End
			3Q22	4Q21
Assets:
Land			$214,310	$378,442
Buildings			651,111	1,092,245
Improvements			69,964	123,313
			935,385	1,594,000
Depreciation			(218,942)	(441,215)
			716,443	1,152,785
Construction in progress and land			1,655	5,778
Real estate, net			718,098	1,158,563
Cash and restricted cash			43,951	37,535
Receivables, net			11,122	16,854
Other assets, net			38,973	49,029
Total Assets			812,144	1,261,981

Liabilities and Equity:
Mortgage debt			539,897	873,336
Notes and accrued interest payable to SITE			3,194	3,331
Other liabilities			41,304	51,473
Total Liabilities			584,395	928,140
Accumulated equity			227,749	333,841
Total Equity			227,749	333,841
Total Liabilities and Equity			$812,144	$1,261,981

SITE Centers Corp.

Property List

Note: GLA in thousands. Anchors include tenants greater than 20K SF.

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	ABR PSF	Anchor Tenants
1	Chandler Center	Phoenix-Mesa-Scottsdale, AZ	Chandler	AZ	100%		7	$42.45	—
2	Shops at Power and Baseline	Phoenix-Mesa-Scottsdale, AZ	Mesa	AZ	100%		4	$56.22	—
3	Ahwatukee Foothills Towne Center	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	20%	DTP	691	$18.09	AMC Theatres, Best Buy, Big Lots, Burlington, HomeGoods, JOANN, Lina Home Furnishing, Marshalls, Michaels, OfficeMax, Ross Dress for Less, Sprouts Farmers Market
4	Arrowhead Crossing	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	100%		353	$15.93	Burlington, DSW, Golf Galaxy, Hobby Lobby, HomeGoods, Nordstrom Rack, Staples, T.J. Maxx
5	Deer Valley Towne Center	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	100%		190	$20.81	Michaels, PetSmart, Ross Dress for Less
6	Paradise Village Gateway	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	100%		295	$26.17	PetSmart, Ross Dress for Less
7	Artesia Village	Phoenix-Mesa-Scottsdale, AZ	Scottsdale	AZ	100%		21	$39.37	—
8	Northsight Plaza	Phoenix-Mesa-Scottsdale, AZ	Scottsdale	AZ	100%		10	$33.20	—
9	Broadway Center	Phoenix-Mesa-Scottsdale, AZ	Tempe	AZ	100%		11	$35.21	—
10	Buena Park Place	Los Angeles-Long Beach-Anaheim, CA	Buena Park	CA	100%		213	$17.58	Aldi, Kohl's, Michaels
11	Falcon Ridge Town Center	Los Angeles-Long Beach-Anaheim, CA	Fontana	CA	100%		277	$23.59	24 Hour Fitness, Michaels, Ross Dress for Less, Stater Bros Markets
12	The Pike Outlets	Los Angeles-Long Beach-Anaheim, CA	Long Beach	CA	100%		389	$22.95	Cinemark, H & M, Nike, Restoration Hardware
13	Creekside Plaza	Sacramento-Roseville-Arden-Arcade, CA	Roseville	CA	100%		32	$40.17	—
14	Ridge at Creekside	Sacramento-Roseville-Arden-Arcade, CA	Roseville	CA	100%		243	$20.25	Bed Bath & Beyond, buybuy BABY, Cost Plus World Market, Macy's Furniture Gallery, REI
15	La Fiesta Square	San Francisco-Oakland-Hayward, CA	Lafayette	CA	100%		53	$51.37	—
16	Lafayette Mercantile	San Francisco-Oakland-Hayward, CA	Lafayette	CA	100%		22	$57.73	—
17	Whole Foods at Bay Place	San Francisco-Oakland-Hayward, CA	Oakland	CA	100%		57	$51.02	Whole Foods
18	Hilltop Plaza	San Francisco-Oakland-Hayward, CA	Richmond	CA	20%	DDRM	246	$17.34	99 Cents Only, Century Theatre, City Sports Club, dd's Discounts, Ross Dress for Less
19	1000 Van Ness	San Francisco-Oakland-Hayward, CA	San Francisco	CA	100%		122	$37.66	CGV Cinemas
20	Centennial Promenade	Denver-Aurora-Lakewood, CO	Centennial	CO	100%		443	$20.36	Conn's, Golf Galaxy, HomeGoods, Michaels, Ross Dress for Less, Stickley Furniture, Total Wine & More
21	Chapel Hills	Denver-Aurora-Lakewood, CO	Colorado Springs	CO	100%		450	$13.12	Barnes & Noble, Best Buy, Burlington, DSW, Nordstrom Rack, North Academy Fitness, Old Navy, Pep Boys, PetSmart, Ross Dress for Less, Urban Air Adventure Park, Whole Foods
22	University Hills	Denver-Aurora-Lakewood, CO	Denver	CO	100%		236	$20.35	King Soopers, Marshalls, Michaels
23	FlatAcres MarketCenter/Parker Pavilions	Denver-Aurora-Lakewood, CO	Parker	CO	100%		232	$19.27	24 Hour Fitness, Bed Bath & Beyond, Michaels, Office Depot
24	Guilford Commons	Hartford-West Hartford-East Hartford, CT	Guilford	CT	100%		129	$18.14	Bed Bath & Beyond, The Fresh Market
25	Connecticut Commons	Hartford-West Hartford-East Hartford, CT	Plainville	CT	20%	DTP	561	$13.69	AMC Theatres, Dick's Sporting Goods, DSW, Kohl's, Lowe's, Marshalls, Old Navy, PetSmart
26	Windsor Court	Hartford-West Hartford-East Hartford, CT	Windsor	CT	100%		79	$19.89	Stop & Shop
27	Shoppes at Paradise Pointe	Crestview-Fort Walton Beach-Destin, FL	Fort Walton Beach	FL	100%		84	$12.67	Publix
28	Melbourne Shopping Center	Palm Bay-Melbourne-Titusville, FL	Melbourne	FL	100%		210	$9.09	Big Lots, Publix
29	Shops at Boca Center	Miami-Fort Lauderdale-West Palm Beach, FL	Boca Raton	FL	100%		117	$39.85	Total Wine & More
30	Village Square at Golf	Miami-Fort Lauderdale-West Palm Beach, FL	Boynton Beach	FL	100%		135	$21.82	—
31	Shoppes at Addison Place	Miami-Fort Lauderdale-West Palm Beach, FL	Delray Beach	FL	100%		56	$45.74	—
32	Concourse Village	Miami-Fort Lauderdale-West Palm Beach, FL	Jupiter	FL	100%		134	$17.79	Ross Dress for Less, T.J. Maxx
33	The Shops at Midtown Miami	Miami-Fort Lauderdale-West Palm Beach, FL	Miami	FL	100%		467	$21.53	Dick's Sporting Goods, HomeGoods, Marshalls, Nordstrom Rack, Ross Dress for Less, Target, west elm
34	The Fountains	Miami-Fort Lauderdale-West Palm Beach, FL	Plantation	FL	100%		430	$16.76	Dick's Sporting Goods, JOANN, Kohl's, Marshalls/HomeGoods, Total Wine & More, Urban Air Trampoline & Adventure Park
35	Midway Plaza	Miami-Fort Lauderdale-West Palm Beach, FL	Tamarac	FL	100%		228	$14.49	Publix, Ross Dress for Less
36	Carillon Place	Naples-Immokalee-Marco Island, FL	Naples	FL	100%		265	$16.14	Bealls Outlet, DSW, OfficeMax, Ross Dress for Less, T.J. Maxx, Total Wine & More, Walmart Neighborhood Market

SITE Centers Corp.

Property List

Note: GLA in thousands. Anchors include tenants greater than 20K SF.

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	ABR PSF	Anchor Tenants
37	Casselberry Commons	Orlando-Kissimmee-Sanford, FL	Casselberry	FL	100%		246	$15.70	Burlington, Publix, Ross Dress for Less, T.J. Maxx
38	Lee Vista Promenade	Orlando-Kissimmee-Sanford, FL	Orlando	FL	100%		314	$17.26	Academy Sports, Bealls Outlet, Epic Theatres, HomeGoods, Michaels, Ross Dress for Less
39	Millenia Crossing	Orlando-Kissimmee-Sanford, FL	Orlando	FL	100%		100	$25.39	Nordstrom Rack
40	Winter Garden Village	Orlando-Kissimmee-Sanford, FL	Winter Garden	FL	100%		759	$20.68	Bealls, Bed Bath & Beyond, Best Buy, Burlington, Forever 21, Havertys, JOANN, LA Fitness, Marshalls, PetSmart, Ross Dress for Less, Staples
41	Lake Brandon Plaza	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		178	$14.50	JOANN, Nordstrom Rack, Publix, Total Wine & More
42	Lake Brandon Village	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		114	$15.64	buybuy BABY, PetSmart, Sprouts Farmers Market
43	The Collection at Brandon Boulevard	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		222	$13.68	Bealls Outlet, Chuck E. Cheese's, Crunch Fitness, Kane Furniture
44	The Shoppes of Boot Ranch	Tampa-St. Petersburg-Clearwater, FL	Palm Harbor	FL	100%		52	$27.52	—
45	North Pointe Plaza	Tampa-St. Petersburg-Clearwater, FL	Tampa	FL	100%		108	$15.31	Publix
46	Southtown Center	Tampa-St. Petersburg-Clearwater, FL	Tampa	FL	100%		44	$36.46	—
47	The Shoppes at New Tampa	Tampa-St. Petersburg-Clearwater, FL	Wesley Chapel	FL	100%		155	$15.53	Publix, Ross Dress for Less
48	Shoppes of Crabapple	Atlanta-Sandy Springs-Roswell, GA	Alpharetta	GA	100%		8	$28.83	—
49	Hammond Springs	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	100%		69	$29.41	—
50	Parkwood Shops	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	100%		20	$24.91	—
51	Perimeter Pointe	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	100%		360	$19.32	Dick's Sporting Goods, HomeGoods, LA Fitness, Regal Cinemas
52	Cumming Marketplace	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		310	$14.02	Lowe's, Marshalls, Michaels, OfficeMax
53	Cumming Town Center	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		311	$16.43	Ashley Furniture HomeStore, Best Buy, Dick's Sporting Goods, T.J. Maxx/HomeGoods
54	Sharon Greens	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		98	$12.79	Kroger
55	Hairston Crossing	Atlanta-Sandy Springs-Roswell, GA	Decatur	GA	20%	DDRM	58	$9.71	Goodwill
56	Market Square	Atlanta-Sandy Springs-Roswell, GA	Douglasville	GA	100%		125	$12.67	Aaron's
57	Towne Center Prado	Atlanta-Sandy Springs-Roswell, GA	Marietta	GA	20%	DTP	287	$13.44	Going Going Gone, Publix, Ross Dress for Less
58	Sandy Plains Village	Atlanta-Sandy Springs-Roswell, GA	Roswell	GA	100%		174	$13.97	Movie Tavern, Painted Tree Marketplace
59	Presidential Commons	Atlanta-Sandy Springs-Roswell, GA	Snellville	GA	100%		376	$12.50	Burlington, buybuy BABY, Home Depot, JOANN, Kroger
60	Johns Creek Town Center	Atlanta-Sandy Springs-Roswell, GA	Suwanee	GA	100%		303	$15.98	Kohl's, Market By Macy's, Michaels, PetSmart, Sprouts Farmers Market, Staples
61	3030 North Broadway	Chicago-Naperville-Elgin, IL-IN-WI	Chicago	IL	100%		132	$34.43	Mariano's, XSport Fitness
62	The Maxwell	Chicago-Naperville-Elgin, IL-IN-WI	Chicago	IL	100%		240	$27.18	Burlington, Dick's Sporting Goods, Nordstrom Rack, T.J. Maxx
63	Deer Park Town Center	Chicago-Naperville-Elgin, IL-IN-WI	Deer Park	IL	50%	RVIP IIIB	357	$32.84	Century Theatre, Crate & Barrel, Gap
64	Woodfield Village Green	Chicago-Naperville-Elgin, IL-IN-WI	Schaumburg	IL	100%		390	$22.64	Bloomingdale's The Outlet Store, Container Store, HomeGoods, Marshalls, Michaels, Nordstrom Rack, PetSmart, Sierra Trading Post, Trader Joe's
65	Brookside Marketplace	Chicago-Naperville-Elgin, IL-IN-WI	Tinley Park	IL	20%	DTP	317	$15.67	Best Buy, Dick's Sporting Goods, HomeGoods, Michaels, PetSmart, Ross Dress for Less, T.J. Maxx
66	Highland Grove Shopping Center	Chicago-Naperville-Elgin, IL-IN-WI	Highland	IN	20%	DDRM	312	$15.60	Burlington, Kohl's, Michaels
67	Merriam Town Center / Merriam Village	Kansas City, MO-KS	Merriam	KS	100%		359	$14.24	Bob's Discount Furniture, Cinemark, Dick's Sporting Goods, Marshalls, OfficeMax, PetSmart, Ross Dress for Less
68	Gateway Center	Boston-Cambridge-Newton, MA-NH	Everett	MA	100%		640	$17.63	Costco, Dollar Tree, Home Depot, Michaels, Old Navy, Target, Total Wine & More
69	Shoppers World	Boston-Cambridge-Newton, MA-NH	Framingham	MA	100%		778	$25.89	AMC Theatres, Barnes & Noble, Best Buy, DSW, Golf Galaxy, Hobby Lobby, HomeSense, Kohl's, Macy's Furniture Gallery, Marshalls, Michaels, Nordstrom Rack, PetSmart, Sierra Trading Post, T.J. Maxx
70	Independence Commons	Kansas City, MO-KS	Independence	MO	20%	DTP	386	$15.24	AMC Theatres, Best Buy, Bob's Discount Furniture, Kohl's, Marshalls, Ross Dress for Less
71	The Promenade at Brentwood	St. Louis, MO-IL	Brentwood	MO	100%		338	$15.59	Burlington, Micro Center, PetSmart, Target, Trader Joe's
72	East Hanover Plaza	New York-Newark-Jersey City, NY-NJ-PA	East Hanover	NJ	100%		98	$21.11	HomeGoods, HomeSense
73	Edgewater Towne Center	New York-Newark-Jersey City, NY-NJ-PA	Edgewater	NJ	100%		76	$27.06	Whole Foods
74	Freehold Marketplace	New York-Newark-Jersey City, NY-NJ-PA	Freehold	NJ	100%		21	$37.18	—
75	Route 22 Retail Center	New York-Newark-Jersey City, NY-NJ-PA	Union	NJ	20%	DTP	112	$15.90	Big Lots, Dick's Sporting Goods

SITE Centers Corp.

Property List

Note: GLA in thousands. Anchors include tenants greater than 20K SF.

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	ABR PSF	Anchor Tenants
76	Consumer Centre	New York-Newark-Jersey City, NY-NJ-PA	West Long Branch	NJ	100%		293	$14.08	buybuy BABY, Dick's Sporting Goods, DSW, Home Depot
77	West Falls Plaza	New York-Newark-Jersey City, NY-NJ-PA	Woodland Park	NJ	20%	DDRM	91	$21.05	andThat!, Cost Plus World Market
78	Echelon Village Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Voorhees	NJ	100%		89	$13.01	The Edge Fitness Clubs
79	Hamilton Marketplace	Trenton, NJ	Hamilton	NJ	100%		550	$20.07	Barnes & Noble, Bed Bath & Beyond, Kohls, Michaels, Ross Dress for Less, ShopRite, Staples
80	Nassau Park Pavilion	Trenton, NJ	Princeton	NJ	100%		750	$15.61	At Home, Best Buy, Burlington, buybuy BABY, Dick's Sporting Goods,HomeGoods, HomeSense, Michaels, PetSmart, Raymour & Flanigan, T.J. Maxx, Wegmans
81	The Hub	New York-Newark-Jersey City, NY-NJ-PA	Hempstead	NY	100%		249	$13.10	Home Depot, Super Stop & Shop
82	Belgate Shopping Center	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		289	$16.72	Burlington, Cost Plus World Market, Hobby Lobby, Marshalls, Old Navy, PetSmart, T.J. Maxx
83	Carolina Pavilion	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		701	$14.05

AMC Theatres, American Freight Outlet Stores, AutoZone, Bed Bath & Beyond, Big Lots, Burlington, buybuy BABY, Conn's, Floor & Decor, Frontgate Outlet Store, JOANN, Nordstrom Rack, Old Navy, Ross Dress for Less, Value City Furniture

84	Cotswold Village	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		263	$25.04	Harris Teeter, Marshalls, PetSmart
85	The Shops at The Fresh Market	Charlotte-Concord-Gastonia, NC-SC	Cornelius	NC	100%		131	$16.89	The Fresh Market
86	Shoppes at Oliver's Crossing	Greensboro-High Point, NC	Winston Salem	NC	20%	DDRM	77	$14.70	Lowes Foods
87	Meadowmont Village	Raleigh, NC	Chapel Hill	NC	20%	DDRM	185	$22.06	Harris Teeter
88	Sexton Commons	Raleigh, NC	Fuquay Varina	NC	20%	DDRM	48	$26.78	—
89	Poyner Place	Raleigh, NC	Raleigh	NC	20%	DTP	252	$16.41	Cost Plus World Market, Marshalls, Michaels, Ross Dress for Less, Urban Air Trampoline & Adventure Park
90	University Centre	Wilmington, NC	Wilmington	NC	20%	DTP	418	$11.25	Bed Bath & Beyond, Lowe's, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less
91	Kenwood Square	Cincinnati, OH-KY-IN	Cincinnati	OH	100%		427	$18.81	Dick's Sporting Goods, Macy's Furniture Gallery, Marshalls/HomeGoods, Michaels, T.J. Maxx, The Fresh Market
92	Waterstone Center	Cincinnati, OH-KY-IN	Mason	OH	100%		162	$17.95	Best Buy, Michaels, Ross Dress for Less
93	Stow Community Center	Cleveland-Elyria, OH	Stow	OH	100%		406	$12.06	Giant Eagle, Hobby Lobby, HomeGoods, Kohl's, T.J. Maxx
94	West Bay Plaza	Cleveland-Elyria, OH	Westlake	OH	100%		147	$23.11	Fresh Thyme Farmers Market, HomeSense
95	Easton Market	Columbus, OH	Columbus	OH	100%		502	$15.25	Bed Bath & Beyond, buybuy BABY, DSW, HomeGoods, Marshalls, Michaels, Nordstrom Rack, PetSmart, Ross Dress for Less, Sierra Trading Post, T.J. Maxx, Value City Furniture
96	Polaris Towne Center	Columbus, OH	Columbus	OH	100%		459	$16.88	Best Buy, Big Lots, JOANN, Kroger, OfficeMax, T.J. Maxx
97	Springfield Commons	Toledo, OH	Toledo	OH	20%	DDRM	272	$11.72	Burlington, Kohl's, Planet Fitness
98	Tanasbourne Town Center	Portland-Vancouver-Hillsboro, OR-WA	Hillsboro	OR	100%		285	$21.56	Bed Bath & Beyond, Marshalls, Michaels, Ross Dress for Less, Sierra Trading Post,
99	The Blocks	Portland-Vancouver-Hillsboro, OR-WA	Portland	OR	100%		97	$35.58	—
100	Southmont Plaza	Allentown-Bethlehem-Easton, PA-NJ	Easton	PA	100%		251	$16.09	Barnes & Noble, Bed Bath & Beyond, Best Buy, Dick's Sporting Goods, Michaels, Staples
101	Larkin's Corner	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Boothwyn	PA	100%		225	$9.58	ACME, Walmart
102	Ashbridge Square	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Downingtown	PA	100%		386	$9.21	Christmas Tree Shops, Home Depot, JOANN
103	Ashley Crossing	Charleston-North Charleston, SC	Charleston	SC	20%	DTP	208	$10.77	Food Lion, JOANN, Kohl's, Marshalls
104	Wando Crossing	Charleston-North Charleston, SC	Mount Pleasant	SC	100%		214	$15.85	Ashley Furniture HomeStore, Marshalls, Michaels, T.J. Maxx, Total Wine & More
105	Midtowne Park	Greenville-Anderson-Mauldin, SC	Anderson	SC	100%		167	$9.89	Dick's Sporting Goods, HomeGoods, Kohl's
106	Cool Springs Pointe	Nashville-Davidson-Murfreesboro-Franklin, TN	Brentwood	TN	100%		198	$15.94	Best Buy, Restoration Hardware, Ross Dress for Less
107	Vintage Plaza	Austin, TX	Round Rock	TX	100%		41	$27.48	—

SITE Centers Corp.

Property List

Note: GLA in thousands. Anchors include tenants greater than 20K SF.

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	ABR PSF	Anchor Tenants
108	The Marketplace at Highland Village	Dallas-Fort Worth-Arlington, TX	Highland Village	TX	100%		207	$18.61	DSW, LA Fitness, T.J. Maxx/HomeGoods
109	Shops at Tanglewood	Houston-The Woodlands-Sugar Land, TX	Houston	TX	100%		26	$46.45	—
110	Bandera Pointe	San Antonio-New Braunfels, TX	San Antonio	TX	100%		490	$12.45	Barnes & Noble, Gold's Gym, JOANN, Lowe's, Old Navy, PetSmart, Ross Dress for Less, T.J. Maxx, Urban Air Trampoline & Adventure Park
111	Terrell Plaza	San Antonio-New Braunfels, TX	San Antonio	TX	100%		108	$20.43	Ross Dress for Less
112	Village at Stone Oak	San Antonio-New Braunfels, TX	San Antonio	TX	100%		443	$18.37	Alamo Drafthouse Cinema, Hobby Lobby, HomeGoods, Ross Dress for Less
113	Emmet Street North	Charlottesville, VA	Charlottesville	VA	100%		2	$86.32	—
114	Emmet Street Station	Charlottesville, VA	Charlottesville	VA	100%		11	$51.82	—
115	Commonwealth Center	Richmond, VA	Midlothian	VA	20%	DTP	166	$18.51	Michaels, The Fresh Market
116	Downtown Short Pump	Richmond, VA	Richmond	VA	100%		126	$23.32	Barnes & Noble, Regal Cinemas
117	White Oak Village	Richmond, VA	Richmond	VA	100%		432	$15.80	JCPenney, K&G Fashion Superstore, Michaels, PetSmart, Publix
118	Boulevard Marketplace	Washington-Arlington-Alexandria, DC-VA-MD-WV	Fairfax	VA	100%		19	$40.69	—
119	Fairfax Marketplace	Washington-Arlington-Alexandria, DC-VA-MD-WV	Fairfax	VA	100%		19	$55.00	—
120	Fairfax Pointe	Washington-Arlington-Alexandria, DC-VA-MD-WV	Fairfax	VA	100%		10	$49.23	—
121	Fairfax Towne Center	Washington-Arlington-Alexandria, DC-VA-MD-WV	Fairfax	VA	100%		253	$20.30	Bed Bath & Beyond, JOANN, Regal Cinemas, Safeway, T.J. Maxx
122	Springfield Center	Washington-Arlington-Alexandria, DC-VA-MD-WV	Springfield	VA	100%		177	$23.76	Barnes & Noble, Bed Bath & Beyond, DSW, Marshalls, Michaels, The Tile Shop
			Total				28,159
DDRM - DDRM Properties
DTP - Dividend Trust Portfolio
RVIP IIIB - Deer Park, IL

SITE Centers Corp.

Notable Accounting and Supplemental Policies

The information contained in the Quarterly Financial Supplement does not purport to disclose all items required by the accounting principles generally accepted in the United States of America (“GAAP”) and is unaudited information. The Company’s Quarterly Financial Supplement should be read in conjunction with the Company’s Form 10-K and Form 10-Q.

Rental Income (Revenues)

•
Percentage and overage rents that are recognized after the tenants’ reported sales have exceeded the applicable sales breakpoint.
•
Tenant reimbursements are recognized in the period in which the expenses are incurred.
•
Lease termination fees are recognized upon termination of a tenant’s lease when the Company has no further obligations under the lease.

Lease Modification Accounting

•
Elected not to apply lease modification accounting to lease amendments in which the total amount of rent due under the lease is substantially the same and there has been no increase in the lease term. A majority of the Company’s concession amendments within this category provide for the deferral of rental payments to a later date within the remaining lease term.
•
If abatements are granted as part of a lease amendment, the Company has elected to not treat the abatements as variable rent and instead will record the concession’s impact over the tenant’s remaining lease term on a straight-line basis. Modifications to leases that involve an increase in the lease term have been treated as a lease modification.
•
For those tenants where the Company is unable to assert that collection of amounts due over the lease term is probable, regardless if the Company has entered into a deferral agreement to extend the payment terms, the Company has categorized these tenants on the cash basis of accounting. As a result, no rental income is recognized from such tenants once they have been placed on the cash basis of accounting until payments are received and all existing accounts receivable relating to these tenants have been reserved in full, including straight-line rental income. The Company will remove the cash basis designation and resume recording rental income from such tenants during the period earned at such time it believes collection from the tenants is probable based upon a demonstrated payment history or recapitalization event.

General and Administrative Expenses

•
General and administrative expenses include certain internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred.
•
The Company does not capitalize any executive officer compensation.
•
General and administrative expenses include executive property management compensation and related expenses. Property management services’ direct compensation is reflected in operating and maintenance expenses.

Deferred Financing Costs

•
Costs incurred in obtaining term financing are included as a reduction of the related debt liability and costs incurred related to the revolving credit facilities are included in other assets on the consolidated balance sheets. All costs are amortized on a straight-line basis over the term of the related debt agreement; such amortization is reflected as interest expense in the consolidated income statements.

SITE Centers Corp.

Notable Accounting and Supplemental Policies

Real Estate

•
Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property's estimated undiscounted future cash flows, including estimated proceeds from disposition.
•
Construction in progress includes shopping center developments and significant expansions and redevelopments.
•
Acquisitions of a partner’s interest in an unconsolidated joint venture in which a change of control has occurred are recorded at fair value.
•
Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings	31.5 to 40 years
Building Improvements	3 to 20 years
Furniture/Fixtures/ Tenant Improvements	Shorter of economic life or lease terms

Capitalization

•
Expenditures for maintenance and repairs are charged to operations as incurred. Renovations and expenditures that improve or extend the life of the asset are capitalized.
•
The Company capitalizes interest on funds used for the construction or expansion of shopping centers and certain construction administration costs. Capitalization of interest and administration costs ceases when construction activities are completed and the property is available for occupancy by tenants or when activities are suspended.
•
Interest expense and real estate taxes incurred during construction are capitalized and depreciated over the building life. The Company does not capitalize interest on land held for development which is on hold and is not undergoing any development activities.

Gains on Sales of Real Estate

•
Gains on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers are recognized at closing when the earnings process is deemed to be complete.

Leasing Spreads

•
Leasing spreads are calculated by comparing the prior tenant's annual base rent in the final year of the old lease to the new tenant's annual base rent in the first year of the new lease. The reported calculation, "Comparable", only includes deals executed within one year of the date that the prior tenant vacated. "Non-comp" deals consist of deals not executed within one year of the date the prior tenant vacated, deals which resulted in a significant difference in size or deals for space which was vacant at acquisition.

Net Effective Rents

•
Net effective rents are calculated as a weighted average per rentable square foot over the lease term with full consideration for all costs associated with leasing the space rather than pro rata costs. Landlord work represents property level improvements associated with the lease transactions; however, those improvements are attributed to the landlord's property value and typically extend the life of the asset in excess of the lease term.

SITE Centers Corp.

Non-GAAP Measures

Performance Measures

FFO and Operating FFO

The Company believes that Funds from Operations (“FFO”) and Operating FFO, both non-GAAP financial measures, provide additional and useful means to assess the financial performance of REITs. FFO and Operating FFO are frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

FFO excludes GAAP historical cost depreciation and amortization of real estate and real estate investments, which assume that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions, and many companies use different depreciable lives and methods. Because FFO excludes depreciation and amortization unique to real estate and gains and losses from depreciable property dispositions, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, interest costs and acquisition, disposition and development activities. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with GAAP), adjusted to exclude (i) preferred share dividends, (ii) gains and losses from disposition of real estate property and related investments, which are presented net of taxes, (iii) impairment charges on real estate property and related investments, (iv) gains and losses from changes in control and (v) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. The Company’s calculation of FFO is consistent with the definition of FFO provided by NAREIT.

The Company believes that certain charges, income and gains recorded in its operating results are not comparable or reflective of its core operating performance. Operating FFO is useful to investors as the Company removes non-comparable charges, income and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio. As a result, the Company also computes Operating FFO and discusses it with the users of its financial statements, in addition to other measures such as net income (loss) determined in accordance with GAAP and FFO. Operating FFO is generally defined and calculated by the Company as FFO excluding certain charges, income and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio. Such adjustments include write-off of preferred share original issuance costs, gains/losses on the early extinguishment of debt, certain transaction fee income, transaction costs and other restructuring type costs. The disclosure of these adjustments is regularly requested by users of the Company’s financial statements. The adjustment for these charges, income and gains may not be comparable to how other REITs or real estate companies calculate their results of operations, and the Company’s calculation of Operating FFO differs from NAREIT’s definition of FFO. Additionally, the Company provides no assurances that these charges, income and gains are non-recurring. These charges, income and gains could be reasonably expected to recur in future results of operations.

These measures of performance are used by the Company for several business purposes and by other REITs. The Company uses FFO and/or Operating FFO in part (i) as a disclosure to improve the understanding of the Company’s operating results among the investing public, (ii) as a measure of a real estate asset’s performance, (iii) to influence acquisition, disposition and capital investment strategies and (iv) to compare the Company’s performance to that of other publicly traded shopping center REITs. For the reasons described above, management believes that FFO and Operating FFO provide the Company and investors with an important indicator of the Company’s operating performance. They provide recognized measures of performance other than GAAP net income, which may include non-cash items (often significant). Other real estate companies may calculate FFO and Operating FFO in a different manner.

SITE Centers Corp.

Non-GAAP Measures

In calculating the expected range for or amount of net (loss) income attributable to common shareholders to estimate projected FFO and Operating FFO for future periods, the Company does not include a projection of gain and losses from the disposition of real estate property, potential impairments and reserves of real estate property and related investments, debt extinguishment costs, certain transaction costs or certain fee income. Other real estate companies may calculate expected FFO and Operating FFO in a different manner.

Management recognizes the limitations of FFO and Operating FFO when compared to GAAP’s net income. FFO and Operating FFO do not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties. Management does not use FFO or Operating FFO as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities. Neither FFO nor Operating FFO represents cash generated from operating activities in accordance with GAAP, and neither is necessarily indicative of cash available to fund cash needs. Neither FFO nor Operating FFO should be considered an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity. FFO and Operating FFO are simply used as additional indicators of the Company’s operating performance. The Company believes that to further understand its performance, FFO and Operating FFO should be compared with the Company’s reported net income (loss) and considered in addition to cash flows determined in accordance with GAAP, as presented in its condensed consolidated financial statements. Reconciliations of these measures to their most directly comparable GAAP measure of net income (loss) have been provided herein.

Net Operating Income (“NOI”) and Same Store Net Operating Income (“SSNOI”)

The Company uses NOI, which is a non-GAAP financial measure, as a supplemental performance measure. NOI is calculated as property revenues less property-related expenses. The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company also presents NOI information on a same store basis, or SSNOI. The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income (including reimbursements) and expenses, lease termination income, management fee expense, fair market value of leases and expense recovery adjustments. SSNOI includes assets owned in comparable periods (15 months for quarter comparisons). In addition, SSNOI is presented including activity associated with development and major redevelopment. In addition, SSNOI excludes all non-property and corporate level revenue and expenses. Other real estate companies may calculate NOI and SSNOI in a different manner. The Company believes SSNOI at its effective ownership interest provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted above. SSNOI is frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs.

SSNOI is not, and is not intended to be, a presentation in accordance with GAAP. SSNOI information has its limitations as it excludes any capital expenditures associated with the re-leasing of tenant space or as needed to operate the assets. SSNOI does not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties. Management does not use SSNOI as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities. SSNOI does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs. SSNOI should not be considered as an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity. A reconciliation of SSNOI to its most directly comparable GAAP measure of net income (loss) has been provided herein. Reconciliation of 2022 SSNOI projected growth target to the most directly comparable GAAP financial measure is not provided because the Company is unable to provide such reconciliation without unreasonable effort.

SITE Centers Corp.

Non-GAAP Measures

Other Measures

SITE Pro Rata Share Financial Information

The Company believes that the SITE pro rata share of its joint ventures presented in the quarterly supplement is not, and is not intended to be, a presentation in accordance with GAAP. SITE share financial information is frequently used by the real estate industry including securities analysts, investors and other interested parties to evaluate the performance of SITE compared to other REITs. Other real estate companies may calculate such information in a different manner.

SITE does not control the unconsolidated joint ventures and the presentations of SITE JV Pro Rata Adjustments of the unconsolidated joint ventures presented in the quarterly supplement do not represent the Company’s legal claim to such items. The Company provides this information because the Company believes it assists investors and analysts in estimating the effective interest in SITE’s unconsolidated joint ventures when read in conjunction with the Company’s reported results under GAAP. The presentation of this information has limitations as an analytical tool. Because of the limitations, this information should not be considered in isolation or as a substitute for the Company’s financial statements as reported under GAAP.

Debt/Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)

The Company uses the ratio Debt to Adjusted EBITDA (“Debt/Adjusted EBITDA”) as it believes it provides a meaningful metric as it relates to the Company’s ability to meet various leverage tests for the corresponding periods.

The Components of Debt/Adjusted EBITDA include net effective debt divided by adjusted EBITDA (trailing twelve months), as opposed to net income determined in accordance with GAAP. Adjusted EBITDA is calculated as net income attributable to SITE before interest, income taxes, depreciation and amortization for the trailing twelve months and further adjusted to eliminate the impact of certain items that the Company does not consider indicative of its ongoing performance. Net effective debt is calculated as the average of the Company’s consolidated debt outstanding excluding unamortized loan costs and fair market value adjustments, less cash and restricted cash as of the beginning of the twelve-month period and the balance sheet date presented. Such amounts are calculated at the Company’s proportionate share of ownership.

The Company also calculates EBITDAre as net income attributable to SITE before interest, income taxes, depreciation and amortization, gains and losses from disposition of real estate property and related investments, impairment charges on real estate property and related investments, including gain and losses from changes in control, all for the trailing twelve months. Such amount is also calculated at the Company’s proportionate share of ownership.

Adjusted EBITDA should not be considered as an alternative to earnings as an indicator of the Company’s financial performance, or an alternative to cash flow from operating activities as a measure of liquidity. The Company’s calculation of Adjusted EBITDA may differ from the methodology utilized by other companies. Investors are cautioned that items excluded from Adjusted EBITDA are significant components in understanding and assessing the Company’s financial condition. The reconciliations of Adjusted EBITDA and net effective debt used in the consolidated and prorata Debt/Adjusted EBITDA ratios to their most directly comparable GAAP measures of net income (loss) and debt have been provided in the Debt Summary section.

SITE Centers Corp.

Portfolio Summary at 100%

GLA in thousands
	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021
Shopping Center Summary
Operating Centers – 100%	122	132	138	136	137
Wholly Owned - SITE	103	99	92	89	81
JV Portfolio	19	33	46	47	56

Owned and Ground Lease GLA – 100%	28,159	30,755	32,142	32,007	32,347
Wholly Owned - SITE	23,118	23,231	23,235	22,856	21,677
JV Portfolio – 100%	5,041	7,524	8,907	9,151	10,670
Unowned GLA – 100%	9,397	9,855	10,229	10,229	10,475

Quarterly Operational Overview
SITE (100%)
Base Rent PSF	$18.62	$18.07	$17.72	$17.52	$17.51
Base Rent PSF < 10K	$30.02	$29.13	$28.21	$27.76	$27.68
Base Rent PSF > 10K	$15.10	$14.63	$14.52	$14.42	$14.44
Commenced Rate	91.4%	91.0%	90.2%	89.9%	89.7%
Leased Rate	94.9%	94.3%	93.1%	92.5%	91.7%
Leased Rate < 10K SF	88.5%	87.3%	86.0%	84.9%	83.9%
Leased Rate > 10K SF	97.0%	96.8%	95.6%	95.1%	94.4%

Wholly Owned SITE
Base Rent PSF	$19.18	$19.06	$18.74	$18.52	$18.67
Leased Rate	95.2%	94.6%	93.3%	92.8%	92.9%
Leased Rate < 10K SF	89.6%	87.6%	86.2%	85.1%	83.9%
Leased Rate > 10K SF	97.2%	97.0%	95.7%	95.4%	95.7%

Joint Venture (100%)
Base Rent PSF	$16.18	$15.25	$15.22	$15.15	$15.25
Leased Rate	93.2%	93.6%	92.6%	91.6%	89.5%
Leased Rate < 10K SF	83.3%	86.4%	85.2%	84.3%	83.8%
Leased Rate > 10K SF	96.3%	96.2%	95.2%	94.3%	91.7%

Joint Venture at Pro Rata Share
Base Rent PSF	$17.62	$16.26	$16.33	$16.22	$16.59
Leased Rate	91.4%	92.4%	92.1%	91.6%	87.6%
Leased Rate < 10K SF	79.4%	83.7%	83.2%	83.8%	83.5%
Leased Rate > 10K SF	96.0%	96.0%	95.4%	94.6%	89.2%

SITE Centers Corp.

Leasing Summary

Wholly Owned at 100%

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
3Q22	16	60,977	$28.00	$25.27	10.8%	9.3	44	200,072	$25.81	9.2
2Q22	16	118,528	$21.36	$15.87	34.6%	13.7	49	416,058	$18.05	10.7
1Q22	19	110,898	$18.34	$15.94	15.1%	8.7	53	260,589	$23.00	9.8
4Q21	22	96,049	$24.73	$21.62	14.4%	8.5	46	252,632	$21.61	9.3
	73	386,452	$22.38	$18.80	19.0%	10.2	192	1,129,351	$21.37	9.8

Renewals
3Q22	103	1,221,423	$16.39	$15.31	7.1%	5.3	103	1,221,423	$16.39	5.3
2Q22	77	675,392	$19.68	$18.78	4.8%	5.3	77	675,392	$19.68	5.3
1Q22	74	574,783	$17.30	$16.39	5.6%	4.8	74	574,783	$17.30	4.8
4Q21	55	555,142	$18.94	$18.29	3.6%	5.3	55	555,142	$18.94	5.3
	309	3,026,740	$17.76	$16.84	5.5%	5.2	309	3,026,740	$17.76	5.2

New + Renewals
3Q22	119	1,282,400	$16.94	$15.78	7.4%	5.6	147	1,421,495	$17.71	6.1
2Q22	93	793,920	$19.93	$18.35	8.6%	6.7	126	1,091,450	$19.06	7.3
1Q22	93	685,681	$17.47	$16.31	7.1%	5.5	127	835,372	$19.08	6.7
4Q21	77	651,191	$19.80	$18.78	5.4%	5.9	101	807,774	$19.78	6.7
	382	3,413,192	$18.29	$17.06	7.2%	5.9	501	4,156,091	$18.74	6.6

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)
New Leases (1)
3Q22	193,195	$27.00	$3.87	$2.78	$1.36	$8.01	$18.99	9.1
2Q22	411,277	$18.94	$3.70	$2.41	$0.79	$6.90	$12.04	10.8
1Q22	249,417	$23.36	$2.85	$3.87	$1.10	$7.82	$15.54	9.8
4Q21	252,632	$22.77	$2.67	$4.05	$1.08	$7.80	$14.97	9.3
	1,106,521	$22.22	$3.34	$3.17	$1.02	$7.53	$14.69	9.8

Renewals
3Q22	1,221,423	$16.56	$0.14	$0.00	$0.00	$0.14	$16.42	5.3
2Q22	675,392	$19.97	$0.17	$0.00	$0.02	$0.19	$19.78	5.3
1Q22	574,783	$17.59	$0.04	$0.01	$0.00	$0.05	$17.54	4.8
4Q21	555,142	$19.26	$0.08	$0.00	$0.00	$0.08	$19.18	5.3
	3,026,740	$18.01	$0.12	$0.00	$0.00	$0.12	$17.89	5.2

New + Renewals
2Q22	1,414,618	$17.99	$0.90	$0.57	$0.28	$1.75	$16.24	6.0
2Q22	1,086,669	$19.58	$2.16	$1.36	$0.46	$3.98	$15.60	7.2
1Q22	824,200	$19.34	$1.30	$1.76	$0.50	$3.56	$15.78	6.6
4Q21	807,774	$20.36	$1.20	$1.76	$0.47	$3.43	$16.93	6.7
	4,133,261	$19.14	$1.40	$1.27	$0.41	$3.08	$16.06	6.6

(1) New Leases exclude redevelopment activity.

SITE Centers Corp.

Leasing Summary

Unconsolidated Joint Ventures at 100%

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
3Q22	0	0	$0.00	$0.00	0.0%	0.0	2	48,970	$9.99	9.1
2Q22	4	37,795	$13.64	$16.06	(15.1%)	9.6	12	75,968	$15.73	8.8
1Q22	5	52,105	$13.67	$11.33	20.7%	7.9	18	155,261	$15.03	9.0
4Q21	4	8,110	$32.70	$30.08	8.7%	8.1	18	110,534	$18.46	8.9
	13	98,010	$15.23	$14.70	3.6%	8.5	50	390,733	$15.50	8.9

Renewals
3Q22	11	96,129	$15.58	$14.30	9.0%	4.6	11	96,129	$15.58	4.6
2Q22	40	353,948	$14.71	$14.03	4.8%	5.2	40	353,948	$14.71	5.2
1Q22	35	85,823	$26.10	$24.36	7.1%	5.1	35	85,823	$26.10	5.1
4Q21	34	200,062	$18.16	$16.33	11.2%	4.9	34	200,062	$18.16	4.9
	120	735,962	$17.09	$15.90	7.5%	5.0	120	735,962	$17.09	5.0

New + Renewals
2Q22	11	96,129	$15.58	$14.30	9.0%	4.6	13	145,099	$13.70	5.7
2Q22	44	391,743	$14.61	$14.23	2.7%	5.6	52	429,916	$14.89	5.9
1Q22	40	137,928	$21.41	$19.43	10.2%	5.8	53	241,084	$18.97	7.1
4Q21	38	208,172	$18.72	$16.86	11.0%	5.2	52	310,596	$18.26	6.4
	133	833,972	$16.87	$15.76	7.0%	5.4	170	1,126,695	$16.54	6.3

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)
New Leases
3Q22	48,970	$10.54	$2.29	$0.18	$0.59	$3.06	$7.48	9.1
2Q22	75,968	$16.75	$1.78	$4.63	$1.00	$7.41	$9.34	8.8
1Q22	155,261	$15.81	$2.53	$1.19	$0.81	$4.53	$11.28	9.0
4Q21	110,534	$19.52	$1.99	$6.47	$0.83	$9.29	$10.23	8.9
	390,733	$16.38	$2.21	$3.21	$0.82	$6.24	$10.14	8.9

Renewals
3Q22	96,129	$15.82	$0.00	$0.00	$0.00	$0.00	$15.82	4.6
2Q22	353,948	$14.97	$0.02	$0.00	$0.00	$0.02	$14.95	5.2
1Q22	85,823	$27.01	$0.39	$0.00	$0.00	$0.39	$26.62	5.1
4Q21	200,062	$18.46	$0.02	$0.00	$0.01	$0.03	$18.43	4.9
	735,962	$17.43	$0.06	$0.00	$0.00	$0.06	$17.37	5.0

New + Renewals
2Q22	145,099	$14.04	$1.23	$0.10	$0.32	$1.65	$12.39	5.7
2Q22	429,916	$15.29	$0.49	$1.22	$0.26	$1.97	$13.32	5.9
1Q22	241,084	$19.79	$2.16	$0.97	$0.66	$3.79	$16.00	7.1
4Q21	310,596	$18.84	$1.00	$3.22	$0.42	$4.64	$14.20	6.4
	1,126,695	$17.07	$1.12	$1.58	$0.41	$3.11	$13.96	6.3

SITE Centers Corp.

Leasing Expirations

Wholly Owned at 100%; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	% of ABR > 10K	Rent PSF	# of Leases	Expiring SF	% of SF < 10K	ABR	% of ABR < 10K	Rent PSF	# of Leases	Expiring SF	% of SF Total	ABR	% of ABR Total	Rent PSF
MTM	0	0	0.0%	$0	0.0%	$0.00	21	52	1.0%	$1,106	0.7%	$21.27	21	52	0.2%	$1,106	0.3%	$21.27
2022	2	29	0.2%	708	0.3%	$24.41	40	92	1.8%	2,431	1.6%	$26.42	42	121	0.6%	3,139	0.8%	$25.94
2023	40	1,130	7.0%	17,045	7.5%	$15.08	182	517	10.3%	15,768	10.4%	$30.50	222	1,647	7.8%	32,813	8.6%	$19.92
2024	78	2,416	15.0%	33,340	14.6%	$13.80	277	716	14.2%	21,428	14.1%	$29.93	355	3,132	14.8%	54,768	14.4%	$17.49
2025	74	2,342	14.5%	33,735	14.8%	$14.40	244	747	14.9%	21,023	13.9%	$28.14	318	3,089	14.6%	54,758	14.4%	$17.73
2026	60	1,854	11.5%	24,007	10.5%	$12.95	201	567	11.3%	17,704	11.7%	$31.22	261	2,421	11.4%	41,711	11.0%	$17.23
2027	74	2,505	15.5%	36,655	16.1%	$14.63	219	714	14.2%	20,978	13.8%	$29.38	293	3,219	15.2%	57,633	15.2%	$17.90
2028	61	1,966	12.2%	25,140	11.0%	$12.79	129	440	8.8%	14,211	9.4%	$32.30	190	2,406	11.4%	39,351	10.4%	$16.36
2029	24	776	4.8%	12,101	5.3%	$15.59	80	285	5.7%	9,433	6.2%	$33.10	104	1,061	5.0%	21,534	5.7%	$20.30
2030	28	783	4.9%	10,814	4.7%	$13.81	83	245	4.9%	8,054	5.3%	$32.87	111	1,028	4.9%	18,868	5.0%	$18.35
2031	17	835	5.2%	8,788	3.8%	$10.52	64	214	4.3%	6,229	4.1%	$29.11	81	1,049	5.0%	15,017	4.0%	$14.32
Thereafter	51	1,503	9.3%	26,043	11.4%	$17.33	130	437	8.7%	13,397	8.8%	$30.66	181	1,940	9.2%	39,440	10.4%	$20.33
Total	509	16,139	100.0%	$228,376	100.0%	$14.15	1,670	5,026	100.0%	$151,762	100.0%	$30.20	2,179	21,165	100.0%	$380,138	100.0%	$17.96

Assumes all lease options are exercised

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	% of ABR > 10K	Rent PSF	# of Leases	Expiring SF	% of SF < 10K	ABR	% of ABR < 10K	Rent PSF	# of Leases	Expiring SF	% of SF Total	ABR	% of ABR Total	Rent PSF
MTM	0	0	0.0%	0	0.0%	$0.00	20	51	1.0%	$1,060	0.7%	$20.78	20	51	0.2%	$1,060	0.3%	$20.78
2022	1	10	0.1%	248	0.1%	$24.80	29	67	1.3%	1,778	1.2%	$26.54	30	77	0.4%	2,026	0.5%	$26.31
2023	6	134	0.8%	3,468	1.5%	$25.88	115	292	5.8%	8,937	5.9%	$30.61	121	426	2.0%	12,405	3.3%	$29.12
2024	12	239	1.5%	3,766	1.6%	$15.76	164	369	7.3%	11,682	7.7%	$31.66	176	608	2.9%	15,448	4.1%	$25.41
2025	13	301	1.9%	4,098	1.8%	$13.61	139	357	7.1%	10,189	6.7%	$28.54	152	658	3.1%	14,287	3.8%	$21.71
2026	4	79	0.5%	968	0.4%	$12.25	87	207	4.1%	6,533	4.3%	$31.56	91	286	1.4%	7,501	2.0%	$26.23
2027	16	327	2.0%	5,777	2.5%	$17.67	104	266	5.3%	7,789	5.1%	$29.28	120	593	2.8%	13,566	3.6%	$22.88
2028	17	281	1.7%	4,869	2.1%	$17.33	97	287	5.7%	8,800	5.8%	$30.66	114	568	2.7%	13,669	3.6%	$24.07
2029	12	355	2.2%	5,004	2.2%	$14.10	86	234	4.7%	6,776	4.5%	$28.96	98	589	2.8%	11,780	3.1%	$20.00
2030	16	427	2.6%	6,706	2.9%	$15.70	81	232	4.6%	6,537	4.3%	$28.18	97	659	3.1%	13,243	3.5%	$20.10
2031	16	315	2.0%	5,813	2.5%	$18.45	78	205	4.1%	5,822	3.8%	$28.40	94	520	2.5%	11,635	3.1%	$22.38
Thereafter	396	13,671	84.7%	187,659	82.2%	$13.73	670	2,459	48.9%	75,859	50.0%	$30.85	1,066	16,130	76.2%	263,518	69.3%	$16.34
Total	509	16,139	100.0%	$228,376	100.0%	$14.15	1,670	5,026	100.0%	$151,762	100.0%	$30.20	2,179	21,165	100.0%	$380,138	100.0%	$17.96

Note: Includes ground leases

SITE Centers Corp.

Leasing Expirations

Unconsolidated Joint Ventures at 100%; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	% of ABR > 10K	Rent PSF	# of Leases	Expiring SF	% of SF < 10K	ABR	% of ABR < 10K	Rent PSF	# of Leases	Expiring SF	% of SF Total	ABR	% of ABR Total	Rent PSF
MTM	0	0	0.0%	$0	0.0%	$0.00	3	8	0.8%	$311	1.2%	$38.88	3	8	0.2%	$311	0.4%	$38.88
2022	1	24	0.7%	289	0.6%	$12.04	1	2	0.2%	45	0.2%	$22.50	2	26	0.6%	334	0.5%	$12.85
2023	15	324	9.1%	5,078	11.1%	$15.67	48	140	14.5%	3,496	13.2%	$24.97	63	464	10.2%	8,574	11.9%	$18.48
2024	9	515	14.4%	4,880	10.7%	$9.48	51	161	16.6%	4,450	16.7%	$27.64	60	676	14.9%	9,330	12.9%	$13.80
2025	18	399	11.2%	5,431	11.9%	$13.61	40	109	11.3%	2,670	10.0%	$24.50	58	508	11.2%	8,101	11.2%	$15.95
2026	20	536	15.0%	6,498	14.2%	$12.12	38	118	12.2%	3,004	11.3%	$25.46	58	654	14.4%	9,502	13.1%	$14.53
2027	17	492	13.8%	6,785	14.8%	$13.79	40	130	13.4%	4,035	15.2%	$31.04	57	622	13.7%	10,820	15.0%	$17.40
2028	11	385	10.8%	4,951	10.8%	$12.86	23	77	8.0%	2,216	8.3%	$28.78	34	462	10.2%	7,167	9.9%	$15.51
2029	6	241	6.8%	3,115	6.8%	$12.93	16	62	6.4%	1,695	6.4%	$27.34	22	303	6.7%	4,810	6.7%	$15.87
2030	2	34	1.0%	507	1.1%	$14.91	11	37	3.8%	878	3.3%	$23.73	13	71	1.6%	1,385	1.9%	$19.51
2031	7	249	7.0%	3,860	8.4%	$15.50	9	31	3.2%	1,041	3.9%	$33.58	16	280	6.2%	4,901	6.8%	$17.50
Thereafter	8	368	10.3%	4,317	9.4%	$11.73	25	92	9.5%	2,736	10.3%	$29.74	33	460	10.1%	7,053	9.8%	$15.33
Total	114	3,567	100.0%	$45,711	100.0%	$12.81	305	967	100.0%	$26,577	100.0%	$27.48	419	4,534	100.0%	$72,288	100.0%	$15.94

Assumes all lease options are exercised

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	% of ABR > 10K	Rent PSF	# of Leases	Expiring SF	% of SF < 10K	ABR	% of ABR < 10K	Rent PSF	# of Leases	Expiring SF	% of SF Total	ABR	% of ABR Total	Rent PSF
MTM	0	0	0.0%	0	0.0%	$0.00	2	5	0.5%	$180	0.7%	$36.00	2	5	0.1%	$180	0.2%	$36.00
2022	0	0	0.0%	0	0.0%	$0.00	1	2	0.2%	45	0.2%	$22.50	1	2	0.0%	45	0.1%	$22.50
2023	6	124	3.5%	2,002	4.4%	$16.15	38	106	11.0%	2,600	9.8%	$24.53	44	230	5.1%	4,602	6.4%	$20.01
2024	2	29	0.8%	387	0.8%	$13.34	36	108	11.2%	3,156	11.9%	$29.22	38	137	3.0%	3,543	4.9%	$25.86
2025	6	81	2.3%	1,277	2.8%	$15.77	30	71	7.3%	1,839	6.9%	$25.90	36	152	3.4%	3,116	4.3%	$20.50
2026	3	54	1.5%	697	1.5%	$12.91	19	40	4.1%	1,038	3.9%	$25.95	22	94	2.1%	1,735	2.4%	$18.46
2027	3	49	1.4%	589	1.3%	$12.02	24	73	7.5%	2,289	8.6%	$31.36	27	122	2.7%	2,878	4.0%	$23.59
2028	2	61	1.7%	1,080	2.4%	$17.70	20	58	6.0%	1,860	7.0%	$32.07	22	119	2.6%	2,940	4.1%	$24.71
2029	2	75	2.1%	799	1.7%	$10.65	22	66	6.8%	1,877	7.1%	$28.44	24	141	3.1%	2,676	3.7%	$18.98
2030	3	81	2.3%	952	2.1%	$11.75	13	41	4.2%	997	3.8%	$24.32	16	122	2.7%	1,949	2.7%	$15.98
2031	7	143	4.0%	2,339	5.1%	$16.36	17	61	6.3%	1,678	6.3%	$27.51	24	204	4.5%	4,017	5.6%	$19.69
Thereafter	80	2,870	80.5%	35,589	77.9%	$12.40	83	336	34.7%	9,018	33.9%	$26.84	163	3,206	70.7%	44,607	61.7%	$13.91
Total	114	3,567	100.0%	$45,711	100.0%	$12.81	305	967	100.0%	$26,577	100.0%	$27.48	419	4,534	100.0%	$72,288	100.0%	$15.94

Note: Includes ground leases

SITE CENTERS INVESTOR RELATIONS DEPARTMENT e: ir@sitecenters.com w: ir.sitecenters.com 3300 Enterprise Pkwy, Beachwood, OH 44122 o:216-755-5500 f:216-755-1500 w: sitecenters.com • NYSE:SITC